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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.           )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12
Aftermarket Technology Corp.
(Name of Registrant as Specified In Its Charter)
Not Applicable
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Dear Stockholders:

You are cordially invited to attend the Annual Meeting of Stockholders of Aftermarket Technology Corp. on Wednesday, May 12, 2004, at 8:00 a.m. Central time at the Oak Brook Hills Resort, 3500 Midwest Road, Oak Brook, Illinois. Your Board of Directors and management look forward to greeting those stockholders who attend the meeting.

At this meeting you will be asked to elect directors and approve the adoption of a new stock incentive plan. Your Board of Directors recommends a vote FOR these proposals. The reasons for the Board's recommendation, as well as other important information, are contained in the accompanying Proxy Statement. You are urged to read the Proxy Statement carefully.

It is important that your shares be represented and voted at the meeting, whether or not you plan to attend. Please sign, date and mail the enclosed proxy card at your earliest convenience.

Your interest and participation in the affairs of Aftermarket Technology Corp. are greatly appreciated.

/s/ Donald T. Johnson Jr.

Donald T. Johnson, Jr.
 President and Chief Executive Officer

April 6, 2004

One Oak Hill Center - Suite 400, Westmont, IL 60559
Phone (630) 455-6000    Fax (630) 455-0630
www.goATC.com

AFTERMARKET TECHNOLOGY CORP.
One Oak Hill Center, Suite 400
Westmont, Illinois 60559

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To the Stockholders of
Aftermarket Technology Corp.:

        NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Aftermarket Technology Corp. will be held at the Oak Brook Hills Resort, 3500 Midwest Road, Oak Brook, Illinois on Wednesday, May 12, 2004, at 8:00 a.m., Central time, for the purposes of considering and acting upon the following:

  1.
  election of nine directors to hold office until the 2005 Annual Meeting of Stockholders and thereafter until their successors are elected and qualified;

  2.
  approval of the adoption of the 2004 Stock Incentive Plan; and

  3.
  transaction of such other business as may properly come before the meeting or any adjournment thereof.

        Only stockholders of record at the close of business on April 2, 2004 will be entitled to notice of, and to vote at, the meeting and any adjournments thereof.

By Order of the Board of Directors,
/s/ Joseph Salamunovich
Joseph Salamunovich Secretary

Dated: April 6, 2004

PLEASE MARK, DATE, SIGN AND RETURN THE ENCLOSED PROXY IN THE ACCOMPANYING ENVELOPE WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

TABLE OF CONTENTS

Solicitation of Proxies	1
Voting	1
Election of Directors	2
Management	3
Executive Compensation	7
Securities Authorized for Issuance Under Equity Compensation Plans	14
Performance Graph	15
Security Ownership of Certain Beneficial Owners and Management	16
Certain Transactions	18
Approval of Adoption of 2004 Stock Incentive Plan	19
Audit Matters	27
Annual Report	28
Stockholder Communications with the Board of Directors	28
Stockholder Proposals for the 2005 Annual Meeting of Stockholders	29
Appendix A: Nominating Committee Charter	A-1
Appendix B: 2004 Stock Incentive Plan	B-1

AFTERMARKET TECHNOLOGY CORP.
One Oak Hill Center, Suite 400
Westmont, Illinois 60559

PROXY STATEMENT

Annual Meeting of Stockholders
May 12, 2004

        This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Aftermarket Technology Corp. for use at its Annual Meeting of Stockholders to be held at the Oak Brook Hills Resort, 3500 Midwest Road, Oak Brook, Illinois, on May 12, 2004 at 8:00 a.m., Central time, and all adjournments thereof.

        This Proxy Statement and the accompanying form of proxy are first being mailed to stockholders on or about April 7, 2004.

SOLICITATION OF PROXIES

        The cost of preparing, assembling and mailing this proxy statement and the accompanying Notice of Annual Meeting of Stockholders and form of proxy and the solicitation of proxies will be paid by Aftermarket Technology Corp. Proxies may be solicited by our directors, officers and employees, none of whom will receive any additional compensation for such solicitation. Proxies may be solicited in person or by telephone. We will pay brokers or other persons holding stock in their names or the names of their nominees for the expenses of forwarding soliciting material to their principals.

VOTING

        The close of business on April 2, 2004 has been fixed as the record date for the determination of stockholders entitled to notice of, and to vote at, the annual meeting. On that date, there were 20,813,377 shares of our common stock outstanding. A majority of the shares entitled to vote, present in person or represented by proxy, will constitute a quorum at the annual meeting. Each share of common stock is entitled to one vote on any matter that may be presented for consideration and action by the stockholders at the annual meeting. In all matters other than the election of directors, the affirmative vote of a majority of the issued and outstanding shares of common stock will be the act of stockholders. Directors will be elected by a plurality of the votes of the shares of common stock present in person or represented by proxies and entitled to vote on the election of directors. Abstentions will be treated as the equivalent of a negative vote for the purpose of determining whether a proposal has been adopted and will have no effect for the purpose of determining whether a director has been elected. If a broker indicates on the proxy that such broker does not have discretionary authority as to certain shares to vote on a particular matter, those shares will be treated as present for purposes of determining the existence of a quorum but will not be considered as present and entitled to vote with respect to that matter.

        Proxies will be voted in accordance with the instructions on the proxies. In the absence of instructions, proxies will be voted FOR Aftermarket Technology Corp.'s nominees for election as directors and in favor of the other proposals specifically identified in the Notice of Meeting accompanying this Proxy Statement. As of April 5, 2004, the Board of Directors is not aware of any matters to be presented for action at the annual meeting other than those specifically identified in the Notice of Meeting. However, should any other matters come before the annual meeting, proxies will be voted in the discretion of the persons named as proxies thereon as to any other business that may properly come before the annual meeting or any adjournment thereof.

        Any stockholder has the power to revoke his or her proxy at any time before it is voted at the annual meeting by submitting written notice of revocation to our corporate secretary or by filing a duly executed proxy bearing a later date. A proxy will not be voted if the stockholder who executed it is present at the annual meeting and elects to vote the shares represented by the proxy in person.

ELECTION OF DIRECTORS

        Our directors are elected annually. The term of office of all present directors expires on the date of the annual meeting, at which nine directors are to be elected to serve for the ensuing year and until their successors are elected and qualified. The nominees for election as directors are:

Robert Anderson	Donald T. Johnson, Jr.
Michael T. DuBose	Michael D. Jordan
Dale F. Frey	Gerald L. Parsky
Mark C. Hardy	S. Lawrence Prendergast
Dr. Michael J. Hartnett

        All of the nominees except for Donald T. Johnson, Jr., Michael D. Jordan and S. Lawrence Prendergast currently serve as directors of Aftermarket Technology Corp. Messrs. Johnson, Jordan and Prendergast have been nominated to fill vacancies on the Board that will result when current directors Richard R. Crowell, Richard K. Roeder and J. Richard Stonesifer retire from the Board at the annual meeting.

        Michael D. Jordan, 57, was employed by Ford Motor Company for over 30 years, serving most recently as President of Ford's Automotive Consumer Services Group from 1997 until his retirement in 2001. Prior to that he was President of the Ford Customer Service Division—Europe for three years. Mr. Jordan is a director and chairman of the audit committee of Overnite Corporation.

        S. Lawrence Prendergast, 62, has been Executive Vice President of Finance of LaBranche & Co. Inc., a New York Stock Exchange specialist firm, since 1999. Prior to that he spent over 30 years with AT&T Corporation, including serving as Chairman of the Board and Chief Executive Officer of AT&T Investment Management Corp. from 1997 to 1999 and as Vice President and Treasurer of AT&T Corporation for 14 years before that.

        For information regarding each nominee other than Messrs. Jordan and Prendergast, see "Management—Directors and Executive Officers."

        Should any nominees become unavailable to serve as a director or should any vacancy occur before the election (which events are not anticipated), the proxies may be voted for a substitute nominee selected by the Board of Directors or the authorized number of directors may be reduced. If for any reason the authorized number of directors is reduced, the proxies will be voted, in the absence of instructions to the contrary, for the election of the remaining nominees named in this Proxy Statement. To the best of our knowledge, all nominees are and will be available to serve.

  The Board of Directors recommends a vote FOR each of the nominees.

MANAGEMENT

Directors and Executive Officers

        Our current directors and executive officers are as follows:

Name	Age	Positions
Michael T. DuBose	50	Chairman of the Board
Donald T. Johnson, Jr.	52	President and Chief Executive Officer
Barry C. Kohn	48	Chief Financial Officer
Todd R. Peters	41	Vice President, Finance
John J. Machota	52	Vice President, Human Resources
Mary T. Ryan	50	Vice President, Communications and Investor Relations
Joseph Salamunovich	44	Vice President, General Counsel and Secretary
John R. Colarossi	51	President, Independent Aftermarket
William L. Conley, Jr.	55	President, ATC Logistics
Robert Anderson	83	Director
Richard R. Crowell	49	Director
Dale F. Frey	71	Director
Mark C. Hardy	40	Director
Dr. Michael J. Hartnett	58	Director
Gerald L. Parsky	61	Director
Richard K. Roeder	55	Director
J. Richard Stonesifer	67	Director

        Michael T. DuBose joined us as Chairman of the Board, President and Chief Executive Officer in 1998 and is currently serving as Chairman of the Board, stepping down from his role as President on January 1, 2004 and Chief Executive Officer on February 19, 2004. Prior to joining Aftermarket Technology Corp., he served as a consultant to Aurora Capital Group from 1997. From 1995 to 1997, Mr. DuBose was Chairman and Chief Executive Officer of Grimes Aerospace Company, an international engineering, manufacturing and distribution company. From 1993 to 1995, he served as Senior Vice President of SAI Corporation's computer equipment manufacturing and systems sector. Prior to that, Mr. DuBose held various positions at General Instrument and General Electric Company. Mr. DuBose holds an M.S. in Management from the Stanford University Graduate School of Business.

        Donald T. Johnson, Jr.    joined us as President and Chief Operating Officer on January 1, 2004. On February 19, 2004, Mr. Johnson succeeded Mr. DuBose as Chief Executive Officer. Before joining us, Mr. Johnson was Global Director, Parts, Supply and Logistics for Ford Motor Company since 1999. Prior to that, Mr. Johnson spent 26 years working for Caterpillar, Inc. and its subsidiaries, including serving as Vice President of Caterpillar Logistics Services, Inc. from 1992 until he joined Ford. Mr. Johnson holds a B.A. in Management from the University of Illinois.

        Barry C. Kohn joined us as Vice President and Chief Financial Officer in January 1999. During 1998 he served as a self-employed financial consultant. From 1995 to 1997, Mr. Kohn was Senior Vice President and Chief Financial Officer of Grimes Aerospace Company. Between 1987 and 1995, he held increasingly senior positions at Grimes including Treasurer, Controller and Manager of Business Planning. Mr. Kohn holds an M.S. in Accounting from The Ohio State University and is a certified public accountant (inactive).

        Todd R. Peters joined us on March 9, 2004 as Vice President, Finance. Before joining us, Mr. Peters served TriMas Corporation as Executive Vice President and Chief Financial Officer from 2002 to 2003 and as Vice President of Finance from 2001 to 2002. From 1994 to 2001, he held various positions with Dana Corporation including Global Working Capital Team Leader from 2000 to 2001, Director of Operations—Long Manufacturing from 1999 to 2000 and Vice President of Finance from 1994 to 1999. Prior to that, Mr. Peters worked for Coopers & Lybrand for over eight years. Mr. Peters holds a B.S. in Business Administration from Central Michigan University and is a certified public accountant.

        John J. Machota joined us as Vice President, Human Resources in 1997. From 1996 to 1997, he was a self-employed human resources consultant. From 1995 to 1996, Mr. Machota was Vice President, Compensation for Waste Management, Inc. and from 1993 to 1995, served as Waste Management's Vice President, Human Resource Services. From 1986 to 1993, Mr. Machota was Vice President, Human Resources for a subsidiary of Waste Management and prior to that held various other positions in the human resources area. Mr. Machota holds an M.S. in Industrial Relations from Loyola University.

        Mary T. Ryan joined us as Vice President, Communications and Investor Relations in April 1999. From 1996 to 1998, Ms. Ryan served as Vice President, Corporate Affairs for American Disposal Services, Inc. From 1995 to 1996, she was a self-employed public relations consultant. Prior to that, Ms. Ryan was employed for more than ten years with Waste Management, Inc. Ms. Ryan holds an M.B.A. from DePaul University.

        Joseph Salamunovich joined us as Vice President, General Counsel and Secretary in 1997. From 1995 to 1997, Mr. Salamunovich was a partner in the law firm of Gibson, Dunn & Crutcher LLP, where he specialized in corporate and securities law matters. Mr. Salamunovich holds a J.D. from Loyola Law School, Los Angeles.

        William L. Conley, Jr.    joined us in July 2002 as President of our ATC Logistics business. Prior to joining us Mr. Conley spent nearly 24 years with FedEx Corporation in a series of increasingly responsible sales and leadership positions. Most recently, Mr. Conley served as Vice President and General Manager—Europe, Middle East and Africa for FedEx Supply Chain Services (FedEx's logistics operations). Mr. Conley holds a B.S. in Aeronautics from Parks College of Aeronautical Technology of St. Louis University.

        John R. Colarossi joined us in January 2003 as President of our Independent Aftermarket business and became an executive officer in March 2003. Prior to joining us, Mr. Colarossi served as Chief Operating Officer of Cottman Transmission Systems since 2001. During 1999 and 2000 he was Executive Vice President of Sales and Marketing for Capsule Communications (formerly US WATS). Between 1993 and 1999 Mr. Colarossi held various positions with Moran Industries, including President from 1998 to 1999, and from 1984 to 1992 he was employed by AAMCO Transmissions, serving as Executive Vice President—Sales and Operations between 1989 and 1992. Mr. Colarossi holds a B.S. in Economics from the University of Pittsburgh.

        Robert Anderson became a director in 1997. Mr. Anderson has been associated with Rockwell International Corporation since 1968, where he has been Chairman Emeritus since 1990 and served previously as Chairman of the Executive Committee from 1988 to 1990 and as Chairman of the Board and Chief Executive Officer from 1979 to 1988.

        Richard R. Crowell became a director in 1994. Mr. Crowell is President and a founding partner of Aurora Capital Group and has been with Aurora Capital Group since it was founded in 1991. Mr. Crowell is a director of Roller Bearing Company of America, Inc. Mr. Crowell is retiring from our Board of Directors on May 12, 2004.

        Dale F. Frey became a director in 1997. Prior to his retirement in 1997, Mr. Frey was Chairman of the Board, President and Chief Executive Officer of General Electric Investment Corporation, a position he had held since 1984, and was a Vice President of General Electric Company since 1980. Mr. Frey is a director of Community Health Systems, Yankee Candle, Ambassadors Group and McLeod USA.

        Mark C. Hardy became a director in 1994. Mr. Hardy is a Managing Director and partner of Aurora Capital Group. Prior to joining Aurora Capital Group in 1993, Mr. Hardy was an Associate and Consultant at Bain & Company, a consulting firm.

        Dr. Michael J. Hartnett became a director in 1994. Since 1992, Dr. Hartnett has been Chairman, President and Chief Executive Officer of Roller Bearing Company of America, Inc., a manufacturer of ball and roller bearings. Prior to joining Roller Bearing in 1990 as General Manager of its Industrial Tectonics subsidiary, Dr. Hartnett spent 18 years with The Torrington Company, a subsidiary of Ingersoll-Rand.

        Gerald L. Parsky became a director in 1997. Mr. Parsky is the Chairman and a founding partner of Aurora Capital Group. Prior to forming Aurora Capital Group in 1991, Mr. Parsky was a senior partner and a member of the Executive and Management Committees of the law firm of Gibson, Dunn & Crutcher LLP. Prior to that, he served as an official with the United States Treasury Department and the Federal Energy Office, and as Assistant Secretary of the Treasury for International Affairs.

        Richard K. Roeder became a director in 1994. Mr. Roeder is a founding partner and Managing Director of Aurora Capital Group. Prior to forming Aurora Capital Group in 1991, Mr. Roeder was a partner in the law firm of Paul, Hastings, Janofsky & Walker, where he served as Chairman of the firm's Corporate Law Department and a member of its National Management Committee. Mr. Roeder is retiring from our Board of Directors on May 12, 2004.

        J. Richard Stonesifer became a director in 1997. Prior to his retirement in 1996, Mr. Stonesifer was employed with the General Electric Company for 37 years, serving most recently as President and Chief Executive Officer of GE Appliances, and a Senior Vice President of the General Electric Company, from January 1992 until his retirement. Mr. Stonesifer is a director of Polaris Industries, Inc. Mr. Stonesifer is retiring from our Board of Directors on May 12, 2004.

Independence of Directors

        The Board of Directors has determined that Messrs. Anderson, Frey, Hartnett and Stonesifer, four of our nine current directors, are independent as defined in the Nasdaq listing standards and the regulations of the Securities and Exchange Commission. If all of the nominees are elected at the annual meeting, the Board has determined that Messrs. Anderson, Frey, Hartnett, Jordan and Prendergast, five of the nine members of the Board at that time, will be independent. None of the present independent directors and none of the independent nominees currently has or has had a material relationship with, or is or has been employed by, Aftermarket Technology Corp. or any of its subsidiaries.

Committees of the Board of Directors and Board Meetings

        We have an Audit Committee and a Compensation and Human Resources Committee but do not have a nominating committee.

  Audit Committee

        The Audit Committee provides assistance to the Board of Directors in fulfilling its oversight role relating to our corporate accounting and reporting practices and the quality and integrity of our financial reports. The Audit Committee is governed by a written charter approved by the Board of Directors (a copy of which was filed as an appendix to the proxy statement for our 2003 annual meeting of stockholders). The Audit Committee is composed of Messrs. Anderson, Frey (Chairman) and Hartnett, each of whom is independent as defined in the Nasdaq listing standards and the regulations of the Securities and Exchange Commission. It is expected that following the annual meeting Mr. Hartnett will be succeeded on the committee by Mr. Prendergast, who is also independent. Our Board of Directors has determined that Mr. Frey is a financial expert for purposes of Item 401(h) of Regulation S-K under the Securities Exchange Act of 1934.

  Compensation and Human Resources Committee

        The Compensation and Human Resources Committee establishes our general compensation policies, establishes the specific compensation programs that we utilize with respect to our executive officers and makes recommendations to the Board of Directors regarding the salaries of executive officers and the granting of stock options to eligible employees. The Compensation and Human Resources Committee is composed of Messrs. Crowell, Parsky and Stonesifer (Chairman). It is expected that following the annual meeting this committee will be composed of Messrs. Anderson, Hartnett and Jordan, each of whom is independent as defined in the Nasdaq listing standards and the regulations of the Securities and Exchange Commission.

  Nominating Committee

        In the past we have not had a nominating committee because director nominations (including those for the 2004 annual meeting) were made by the full Board of Directors. In April 2004, the Board of Directors created a Nominating Committee and Messrs. Anderson, Frey and Hartnett, each of which are independent as defined in the Nasdaq listing standards and the regulations of the Securities and Exchange Commission, were appointed to serve on the committee. The Nominating Committee has a written charter, a copy of which is attached as Appendix A to this proxy statement.

        The Nominating Committee will be tasked with the responsibility of identifying, reviewing the qualifications of, and recruiting, as appropriate, potential candidates for the Board of Directors. In identifying potential candidates for Board membership, the Nominating Committee may rely on suggestions and recommendations from the Board, management and others. The Nominating Committee does not currently have a policy with regard to the consideration of any director candidates recommended by stockholders, but we expect that such a policy will be developed in the future. The Board believes that the current absence of such a policy is appropriate because no such stockholder recommendation has been received for the 2004 annual meeting. In evaluating the suitability of individuals for Board membership, the Nominating Committee may take into account many factors, including an individual's business experience and skills, independence, judgment, integrity, and ability to commit sufficient time and attention to the activities of the Board of Directors. The Nominating Committee has not established any specific minimum qualification standards for nominees to the Board, although from time to time the Nominating Committee may identify certain skills or attributes (e.g., financial experience, business experience) as being particularly desirable to help meet specific Board needs that have arisen.

  Board and Committee Meeting Attendance

        During 2003 the Audit Committee met eight times, the Compensation and Human Resources Committee met four times and the Board of Directors met five times. Each director attended at least 75% of the meetings of the Board of Directors and the committees of the Board on which he served during the year. We do not have a formal policy regarding director attendance at stockholder meetings. Seven of our nine directors attended the 2003 annual meeting of stockholders.

Director Compensation

        Prior to 2004 we have not paid cash compensation to our directors for service on our Board of Directors or its committees. Beginning in 2004, we will pay our independent directors an annual fee of $50,000. Each independent director will also receive an annual grant of options to purchase 10,000 shares of our common stock and new independent directors will receive a one-time grant of options to purchase 20,000 shares. Directors are reimbursed for their expenses in connection with attending Board and committee meetings.

        In 2001, 2002 and 2003 each of Messrs. Anderson, Frey, Hartnett and Stonesifer received options to purchase 30,000 shares of our common stock at an exercise price of $5.06 per share, 25,000 shares of common stock at an exercise price of $22.90 per share, and 50,000 shares of common stock at an exercise price of $9.63 per share, respectively. The option exercise price in each case was equal to the closing price of a share of our common stock on the Nasdaq National Market System on the date the option was granted. Each option vests and becomes exercisable in one-third increments on the first, second and third anniversaries of the date of grant and expires on the tenth anniversary of the date of grant.

Section 16(a) Beneficial Ownership Reporting Compliance

        Section 16(a) of the Securities Exchange Act of 1934 requires our officers, directors and persons who own more than 10% of our outstanding common stock to file reports of ownership and changes in ownership with the Securities and Exchange Commission and to furnish copies of these reports to us. Based solely on a review of the copies of the forms that we have received, we believe that all such forms required during 2003 were filed on a timely basis, except for Forms 4 to disclose our November 2003 grant of 5,000 shares of restricted stock to each of Messrs. Colarossi, Machota and Salamunovich and Ms. Ryan, which were inadvertently overlooked until January 2004 when the oversight was discovered and the required forms were filed.

EXECUTIVE COMPENSATION

Summary Compensation Table

        The following table sets forth, for the three most recently completed fiscal years, the cash compensation, for services to us in all capacities, of (i) our Chief Executive Officer as of December 31, 2003, (ii) the four persons who as of December 31, 2003 were the other most highly compensated executive officers of Aftermarket Technology Corp. and its subsidiaries and (iii) one person who would have been among our four other most highly compensated executive officers during 2003 if he had continued to serve as an executive officer through the end of the year:

		Annual Compensation			Long-Term Compensation Awards
Name and Principal Position	Year	Salary	Bonus (1)		Restricted Stock Award(s) ($) (2)	Securities Underlying Options (#) (3)	All Other Compensation (4)
Michael T. DuBose(5) Chairman, President and Chief Executive Officer	2003 2002 2001	$550,000 550,000 474,615	$	— 412,500 1,211,615	— — —	— 250,000 100,000	$25,400 1,025,400 22,139	(6)
Barry C. Kohn Chief Financial Officer	2003 2002 2001	$300,000 300,000 271,731	$	— 150,000 361,042	— — —	— 100,000 75,000	$15,600 315,600 12,548	(7)
William L. Conley, Jr.(8) President, ATC Logistics	2003 2002 2001	$235,000 109,452 —	$	— 55,237 —	— — —	— 25,000 —	$23,785 29,044 —	(9)
Joseph Salamunovich Vice President, General Counsel and Secretary	2003 2002 2001	$220,000 220,000 201,154	$	— 149,000 177,788	$61,000 — —	— 25,000 30,000	$12,566 11,454 12,256
John R. Colarossi(10) President, Independent After- market	2003 2002 2001	$212,644 — —		— — —	$61,000 — —	25,000 — —	$10,912 — —
Paul J. Komaromy(11) Former President, Drivetrain Remanufacturing Division	2003 2002 2001	$300,000 287,500 270,000	$	— — 45,000	— — —	— 25,000 50,000	$3,127 3,922 3,876	(12) (12) (12)

(1)
Bonuses under our incentive compensation plan for a particular year are generally paid during the first quarter of the following year.

(2)
Calculated by multiplying the number of shares awarded by $12.20 (the closing price of our stock on the Nasdaq National Market System on November 6, 2003, the day the restricted stock was awarded). No consideration was paid for the shares.

(3)
Consists of options to purchase shares of our common stock, which options were issued pursuant to our 1996 Stock Incentive Plan, 1998 Stock Incentive Plan, 2000 Stock Incentive Plan or 2002 Stock Incentive Plan. Pursuant to the stock incentive plans, the Compensation and Human Resources Committee of the Board of Directors makes recommendations to the Board of Directors regarding the amount, terms and conditions of each option to be granted.

(4)
Consists of allowances for automobile, club dues and financial planning except where otherwise noted.

(5)
Mr. DuBose was succeeded by Mr. Johnson as President on January 1, 2004 and Chief Executive Officer on February 19, 2004.

(6)
Includes a special one-time payment of $1,000,000 made when Mr. DuBose entered into an amended and restated employment agreement in July 2002. See "Employment Agreements" below.

(7)
Includes a special one-time payment of $300,000 made when Mr. Kohn entered into an employment agreement in July 2002. See "Employment Agreements" below.

(8)
Mr. Conley joined us in July 2002.

(9)
Also includes relocation benefits.

(10)
Mr. Colarossi joined us in January 2003.

(11)
Mr. Komaromy ceased to be an executive officer in December 2003.

(12)
Consists of allowances for club dues and financial planning. Mr. Komaromy was also provided with a leased automobile.

        Set forth below is the current annual base salary for our former Chief Executive Officer, Mr. DuBose, our current Chief Executive Officer, Mr. Johnson, and each of our four other most highly compensated executive officers as of March 31, 2004:

Name	Annual Base Salary
Michael T. DuBose	$550,000
Donald T. Johnson, Jr.	500,000
Barry C. Kohn	300,000
Todd R. Peters	300,000
William L. Conley, Jr.	235,000
Joseph Salamunovich	220,000

Option Grants Table

        Shown below is information concerning grants of options by us during 2003 to our Chief Executive Officer as of December 31, 2003, each of our four other most highly compensated executive officers as of December 31, 2003, and one person who would have been among our four other most highly compensated executive officers during 2003 if he had continued to serve as an executive officer through the end of the year:

Individual Grants
Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation For Option Term(1)
	Number of Securities Underlying Options Granted (#)	% of Total Options Granted to Employees in Fiscal Year
Name			Exercise Price ($/Share)	Expiration Date
					5% ($)	10% ($)
Michael T. DuBose	—	—	—	—	—	—
Barry C. Kohn	—	—	—	—	—	—
William L. Conley	—	—	—	—	—	—
Joseph Salamunovich	—	—	—	—	—	—
John Colarossi	25,000(2)	8.3	$9.63	2/19/13	$151,406	$383,693
Paul J. Komaromy	—	—	—	—	—	—

(1)
The potential gains shown are net of the option exercise price and do not include the effect of any taxes associated with exercise. The amounts shown are for the assumed rates of appreciation only, do not constitute projections of future stock price performance, and may not necessarily be realized. Actual gains, if any, on stock option exercises depend on the future performance of the common stock, continued employment of the optionee through the term of the options, and other factors.

(2)
These options were granted under our 2000 Stock Incentive Plan. One third of the options vest and become exercisable on each of February 19, 2004, 2005 and 2006.

Aggregated Option Exercises and Year-End Option Value Table

        Shown below is information relating to (i) the exercise of stock options during 2003 by our Chief Executive Officer as of December 31, 2003, each of our four other most highly compensated executive officers as of December 31, 2003, and one person who would have been among our four other most highly compensated executive officers during 2003 if he had continued to serve as an executive officer through the end of the year, and (ii) the value of unexercised options for each of the CEO and such executive officers and former executive officer as of December 31, 2003:

			Number of Securities Underlying Unexercised Options at Fiscal Year-End		Value of Unexercised In-The- Money Options at Fiscal Year-End (1)
Name	Shares Acquired on Exercise	Value Realized
			Exercisable	Unexercisable	Exercisable	Unexercisable
Michael T. DuBose	—	—	638,737	33,333	$1,742,037	$288,664
Barry C. Kohn	—	—	193,121	25,000	732,927	216,500
William L. Conley	—	—	8,334	16,666	—	—
Joseph Salamunovich	—	—	75,788	40,000	118,690	135,369
John Colarossi	—	—	—	25,000	—	102,250
Paul J. Komaromy	—	—	41,666	—	184,972	—

(1)
Based on the closing price of our common stock on the Nasdaq National Market System on December 31, 2003, which was $13.72 per share.

Employment Agreements

        In July 2002 we entered into an amended and restated employment agreement with Mr. DuBose that provides that he would serve as our Chairman, President and CEO through January 2004, at an annual base salary of $550,000, and thereafter the agreement will automatically renew on a year-to-year basis unless either we or Mr. DuBose elect not to renew. The agreement also provides that after Mr. DuBose ceases to be President and CEO, he will serve for five years in a part-time capacity in such position as our Board of Directors determines, at an annual salary of $200,000. Mr. DuBose converted to this part-time status in April 2004. In addition to his part-time salary, Mr. DuBose will also receive payments totaling two times his pre-conversion base salary plus two times his 2004 target bonus under our incentive compensation plan plus a pro rata portion of his incentive compensation bonus for 2004, paid over the 24-month period following his conversion to part-time status. If he ceases to be employed by us for any reason other than termination for cause or voluntary resignation within five years following his conversion to part-time status, he will continue to receive monthly payments of $16,666 through the end of the five-year period. Mr. DuBose will also receive medical benefits for up to ten years following the end of his employment. The employment agreement contains a provision that Mr. DuBose will not compete against us during the period ending on the later of January 28, 2009 or the second anniversary of the date he ceases to be employed by us, which is considerably longer than the noncompetition provision contained in his previous employment agreement. In connection with this amended and restated employment agreement, Mr. DuBose received a special one-time payment of $1,000,000 in 2002.

        In July 2002 we entered into an employment agreement with Mr. Kohn that provides that he will serve as our CFO through January 2004, at an annual base salary of $300,000 (subject to adjustment at the discretion of our Board), and thereafter the agreement will automatically renew on a year-to-year basis unless either we or Mr. Kohn elect not to renew. After Mr. Kohn ceases to be CFO, he will serve for five years in a part-time capacity at an annual salary of $60,000. When Mr. Kohn ceases to be CFO for any reason other than termination for cause or voluntary resignation, he will receive payments totaling 1.5 times his CFO base salary plus 1.5 times his target bonus under our incentive compensation plan plus a pro rata portion of his incentive compensation bonus for the year in which he ceases to be CFO. If Mr. Kohn ceases to be employed for any reason other than termination for cause or voluntary resignation before he transitions to part-time status, then he will also receive a payment of $300,000. If Mr. Kohn transitions to part-time status but within five years thereafter ceases to be employed by us for any reason other than termination for cause or voluntary resignation, he will receive monthly payments of $5,000 for the balance of the five-year period. Mr. Kohn will also receive medical benefits for up to 18 months following the end of his employment. The employment agreement contains a provision that Mr. Kohn will not compete against us during the period ending on the later of January 28, 2009 or the second anniversary of the date he ceases to be employed by us, which is considerably longer than the noncompetition provision contained in our standard form of executive employment agreement. In connection with this employment agreement, Mr. Kohn received a special one-time payment of $300,000 in 2002.

        In January 2004 we entered into an employment agreement with Mr. Johnson pursuant to which he now serves as our President and Chief Executive Officer at a base annual salary of $500,000. The agreement has a three-year term and is automatically renewable thereafter on a year-to-year basis. If prior to July 2005 Mr. Johnson becomes disabled or is terminated without cause, he will receive severance equal to his base salary for a period of 24 months after disability or termination. If the disability or termination without cause occurs on or after July 1 2005, he will instead receive severance equal to his base salary for a period of 18 months after disability or termination. In either case he will also receive a pro rata portion of his incentive compensation bonus for the year in which he becomes disabled or is terminated. If the disability or termination occurs within 18 months after a change of control, Mr. Johnson will also receive a payment equal to his target bonus under the incentive compensation plan. The agreement includes a noncompetition provision that runs for a period of 18 to 24 months after Mr. Johnson ceases to be employed by Aftermarket Technology Corp., with the exact duration of the noncompete depending on the circumstances and timing of the termination of his employment.

        We have entered into an employment agreement with each of our other executive officers that provides for a three-year term and is automatically renewable thereafter on a year-to-year basis. The agreement includes a noncompetition provision for a period of 18 months (24 months in the case of Mr. Peters) from the termination of the executive officer's employment with Aftermarket Technology Corp. If the executive officer is terminated without cause, he will receive severance equal to his base salary for a period of 12 months (18 months in the case of Mr. Peters) after termination plus a pro rata portion of his incentive compensation bonus for the year in which he is terminated. If the termination occurs within 18 months after a change of control, the executive will also receive a payment equal to his target bonus under the incentive compensation plan.

        Any executive who ceases to be employed under circumstances that entitle him to severance payments will ordinarily receive those payments over time unless the end of employment occurs within 18 months after a change in control, in which case the severance will be made in a single payment.

        Each of our executive employment agreements contains a confidentiality provision and a provision that prohibits the executive officer, during a specified period after leaving Aftermarket Technology Corp., from soliciting our employees for employment by other companies.

Stock Incentive Plans

        Pursuant to our 1996, 1998, 2000 and 2002 stock incentive plans, officers, directors, employees and consultants of Aftermarket Technology Corp. and its affiliates are eligible to receive options to purchase common stock and other awards. Awards under the 1996 plan are not restricted to any specified form or structure and may include, without limitation, sales or bonuses of stock, restricted stock, stock options, reload stock options, stock purchase warrants, other rights to acquire stock, securities convertible into or redeemable for stock, stock appreciation rights, phantom stock, dividend equivalents, performance units or performance shares. Awards under the 1998, 2000 and 2002 plans may take the form of stock options, annual incentive bonuses and incentive stock.

        The stock incentive plans are administered by the Compensation and Human Resources Committee of our Board of Directors, although the Board of Directors may exercise any of the Committee's authority under the plans in lieu of the Committee's exercise thereof. While the stock incentive plans permit the Committee to grant awards, such grants are typically made by the Board of Directors based on the Committee's recommendations regarding the recipients and type and amount of awards. Subject to the express provisions of the stock incentive plans, the Committee has broad authority in administering and interpreting the plans. Options granted to employees may be options intended to qualify as incentive stock options under Section 422 of the Internal Revenue Code of 1986, as amended, or options not intended to so qualify. Awards to employees may include a provision terminating the award upon termination of employment under certain circumstances or accelerating the receipt of benefits upon the occurrence of specified events. The vesting of stock options will be accelerated in the event of a change of control of Aftermarket Technology Corp.

        The aggregate number of shares of common stock that can be issued under the stock incentive plans may not exceed 5,350,000. As of February 13, 2004, there were outstanding options to purchase an aggregate of 2,233,788 shares of common stock granted to our directors, officers and employees and certain independent contractors pursuant to the plans, and the number of shares available for issuance pursuant to the plans was 131,300.

        In most cases, outstanding options are subject to certain vesting provisions and expire on the tenth anniversary of the date of grant. The exercise prices of options outstanding under the stock incentive plans as of February 13, 2004 are as follows:

Number of Option Shares	Exercise Price
79,300	$4.563
22,070	5.00
33,121	5.0312
369,824	5.06
2,333	6.875
22,832	8.50
2,500	8.9375
23,997	9.00
5,000	9.125
255,000	9.63
200,000	10.00
16,000	11.00
137,391	11.125
113,667	11.4375
6,000	11.45
18,833	11.79
1,000	11.80
13,000	12.20
140,000	14.00
47,000	14.11
35,088	14.75
36,332	18.125
6,000	18.25
20,000	19.00
277,500	22.90
350,000	30.00

2,233,788

        For information regarding options granted to our directors and officers, see "Security Ownership of Certain Beneficial Owners and Management."

Report of the Compensation and Human Resources
Committee on Executive Compensation

        Our executive compensation program is administered by the Compensation and Human Resources Committee of the Board of Directors.

  Compensation Philosophy

        The goals of the executive compensation program are to align compensation with business objectives and performance and to ensure that we are able to attract, retain and motivate high caliber executives whose contributions are critical to our long-term success. A substantial portion of executive compensation is to be linked to increased stockholder value and achievement of financial results. The existing executive compensation program consists of three elements: (i) base salary, (ii) annual variable performance awards payable in cash and tied to our achievement of one or more financial performance targets and the executive's achievement of individual goals, and

(iii) long-term stock-based incentive awards that strengthen the mutuality of interests between the executive officers and our stockholders.

        It is policy of the Compensation and Human Resources Committee to set these various components at levels equal to or above an average found in selected corporations to which the Compensation Committee compares its executive compensation. The Compensation Committee selects the corporations in the comparator group on the basis of a number of factors, such as their size and complexity, the nature of their businesses, the regions in which they operate and the availability of compensation information. The corporations against which the Compensation Committee compares its compensation are not necessarily those included in the indices used to compare the stockholder return in the Stock Performance Chart included elsewhere in this Proxy Statement.

        Federal law generally disallows the corporate tax deduction for certain compensation paid in excess of $1 million annually to each of the chief executive officer and the four other most highly paid executive officers of publicly held companies. There is an exception to this rule for "performance-based compensation." The Compensation Committee's long-term objective is that its compensation programs qualify as performance-based compensation for purposes of Section 162(m) of the Internal Revenue Code. However, we reserve the right to pay compensation that is not deductible when this is in our best interests. In the past, we have paid some compensation that is not deductible because the Compensation Committee was not composed solely of two or more independent directors. However, starting in May 2004, the Compensation Committee will be composed solely of independent directors.

  Base Salary

        The initial base salaries of our executive officers are set forth in their employment agreements, which were negotiated between the officers and the Compensation Committee at the time the officers joined us. See "Executive Compensation—Employment Agreements." With respect to increases in base salary for executive officers other than the Chief Executive Officer, the Compensation Committee receives recommendations from the Chief Executive Officer, which it considers, modifies (if appropriate) and approves. These recommendations are then submitted to the full Board of Directors for its consideration and approval. The salary level for each person reflects, among other things, the Compensation Committee's assessment of (i) the base salary necessary to attract and retain a person with the skills and knowledge required by the position, (ii) the position's accountability and impact on our results, and (iii) external salary data for the similar position at comparable companies. We did not grant any salary increases to our executive officers during 2003.

  Annual Incentive Compensation

        With respect to annual performance bonuses for each of the executive officers other than the Chief Executive Officer, the Chief Executive Officer submits recommendations to the Compensation Committee at the beginning of the year. The recommendations consist of target bonuses (stated as a percentage of base salary) tied to specific levels of achievement of the relevant operating plan for the year. Annual bonuses for executive officers at the corporate headquarters (e.g., the Chief Financial Officer) are payable only if we achieve the EBITDA target established in our overall operating plan. Bonuses for executive officers at the various business segments are payable if both (i) we achieve our EBITDA target and (ii) the officer's business segment achieves its EBIT target as established in that business segment's operating plan. The Compensation Committee then considers, modifies (if appropriate) and approves the Chief Executive Officer's recommendations, after which they are submitted to the full Board of Directors for consideration and approval. Following the end of the year, the bonuses are awarded based on the extent to which we and the business units achieve each of our respective operating plans for the year, as well as the Chief Executive Officer's and the Compensation Committee's assessment of each executive officer's individual performance during the year relative to the individual performance criteria established at the beginning of the year for each of the executive officers.

        Our annual operating plans and the annual operating plans for each of our business segments for a given year are recommended by the Chief Executive Officer to the Board of Directors for its approval at the beginning of the year.

  Long-Term Compensation

        Long-term incentives are provided through stock option and/or restricted stock grants. As part of the annual compensation review, the Chief Executive Officer submits for the Compensation Committee's approval a list of executive officers who are being recommended for stock awards, together with the recommended sizes of their awards. In assessing these recommendations, the Compensation Committee considers such factors as the recent performance of each executive officer, his or her potential for future responsibility and promotion, comparable awards made to individuals in similar positions within the comparator group, the grant value of the award and the number of options and/or restricted shares previously granted. The relative weight given to each of these factors varies among individuals at the Compensation Committee's discretion. Once the Compensation Committee approves them, these recommendations are submitted to the full Board of Directors for its consideration and approval.

        During 2003, certain of our executive officers were granted restricted stock and one executive officer, as part of his initial employment package, received a stock option grant under the 2000 Stock Incentive Plan. Each stock grant made in 2003 vests in periodic installments over a three-year period, contingent upon the executive officer's continued employment with us.

  Chief Executive Officer Compensation

        The compensation of the Chief Executive Officer is reviewed annually on the same basis as discussed above for all executive officers. During 2003, Mr. DuBose's base salary was maintained at its 2001 and 2002 level of $550,000.

        At the beginning of 2003, Mr. DuBose's target bonus for the year was established at 75% of base salary (the same target percentage as in 2002 and 2001), payable if we achieved a specific EBITDA target as outlined in our 2003 financial operating plan. Because we did not achieve the minimum requirement of our financial operating plan, Mr. DuBose was not awarded any bonus for 2003.

        Mr. DuBose was not awarded any stock grants in 2003.

  Summary

        The Compensation Committee believes that the current compensation arrangements provide the Chief Executive Officer and our other executive officers with an incentive to perform at superior levels and in a manner that is directly aligned with the economic interests of our stockholders.

The Compensation and Human Resources Committee J. Richard Stonesifer, Chairman Richard R. Crowell Gerald L. Parsky

        The report of the Compensation and Human Resources Committee shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933 or under the Securities Exchange Act of 1934, except to the extent that such filing specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

Compensation and Human Resources Committee Interlocks and
Insider Participation in Compensation Decisions

        The members of our Compensation and Human Resources Committee are Messrs. Crowell, Parsky and Stonesifer. Messrs. Crowell and Parsky are (i) two of the three stockholders and directors of Aurora Advisors, Inc., the general partner of Aurora Capital Partners, which is the general partner of Aurora Equity Partners, L.P., our largest stockholder, and (ii) two of the three stockholders and directors of Aurora Overseas Advisors, Ltd., the general partner of Aurora Overseas Capital Partners L.P., the general partner of Aurora Overseas Equity Partners I, L.P., another of our significant stockholders. See "Security Ownership of Certain Beneficial Owners and Management." In addition, Messrs. Crowell and Parsky are the senior members of Aurora Capital Group (of which Aurora Equity Partners and Aurora Overseas Equity Partners are a part), which provides investment banking and management services to us pursuant to a management services agreement. See "Certain Transactions."

SECURITIES AUTHORIZED FOR ISSUANCE UNDER
EQUITY COMPENSATION PLANS

        The following table sets forth certain information regarding our equity compensation plans as of December 31, 2003:

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuances under equity compensation plans (excluding securities reflected in column (a))
	(a)	(b)	(c)
Equity compensation plans approved by security holders	2,182,454	$14.34	300,799
Equity compensation plans not approved by security holders	—	—	—

Total	2,182,454		300,799

PERFORMANCE GRAPH

        The following graph shows the total return to our stockholders compared to a peer group and the Nasdaq Market Index over the period from December 31, 1998 to December 31, 2003. Each line on the graph assumes that $100 was invested in our common stock and the respective indices at the closing price on December 31, 1998. The graph then presents the value of these investments, assuming reinvestment of dividends, through the close of trading on December 31, 2003.

	12/31/98	12/31/99	12/31/00	12/31/01	12/31/02	12/31/03
Aftermarket Technology Corp.	100.00	151.59	27.78	205.71	184.13	174.22
Peer Group Index	100.00	59.65	52.03	72.55	62.72	69.83
Nasdaq Market Index	100.00	176.37	110.86	88.37	61.64	92.68

        The peer group was originally comprised of seven publicly-traded companies engaged primarily in businesses in the automotive aftermarket that are comparable to ours and, in management's opinion, most closely represent our peer group. Two of the peer group companies ceased to be publicly traded during 1998. In 1999 another company was removed from the peer group because it was no longer engaged primarily in automotive aftermarket businesses and we believed it was no longer comparable to us. The current members of the peer group are Exide Corp., Federal-Mogul Corp., Genuine Parts Co. and Standard Motor Products.

        The cumulative total return shown on the stock performance graph indicates historical results only and is not necessarily indicative of future results.

SECURITY OWNERSHIP OF CERTAIN
BENEFICIAL OWNERS AND MANAGEMENT

        The following table sets forth the beneficial ownership of our common stock (the only class of our issued and outstanding voting securities) by each of our directors and director nominees, the person who was our Chief Executive Officer on December 31, 2003, each of our four other most highly compensated executive officers as of December 31, 2003, one person who would have been among our four other most highly compensated executive officers during 2003 if he had continued to serve as an executive officer through the end of the year, our directors and executive officers as a group, and each person who was known to us to beneficially own more than 5% of our outstanding common stock. All information is as of February 13, 2004 except that information with respect to the director nominees is as of March 29, 2004.

	Number of Shares (1)	Voting Percentage
Aurora Equity Partners L.P. (other beneficial owners: Richard R. Crowell, Gerald L. Parsky and Richard K. Roeder) (2)(3)	7,340,478	35.7
Aurora Overseas Equity Partners I, L.P. (other beneficial owners: Richard R. Crowell, Gerald L. Parsky and Richard K. Roeder) (4)(5)	2,794,217	13.6
Wellington Management Company LLP (6)	1,511,939	7.4
General Electric Pension Trust (7)	1,397,165	6.8
Kennedy Capital Management, Inc. (8)	1,279,754	6.2
Barclays Global Investors, NA (9)	1,206,897	5.9
Michael T. DuBose (10)	638,737	3.0
Barry C. Kohn (11)	199,121	*
William L. Conley, Jr. (12)	8,334	*
Joseph Salamunovich (13)	80,788	*
John R. Colarossi (14)	13,334	*
Paul J. Komaromy	0	0
Robert Anderson (15)	43,335	*
Richard R. Crowell (2)(3)(4)(5)(16)	8,204,156	39.9
Dale F. Frey (17)	43,335	*
Mark C. Hardy	0	0
Dr. Michael J. Hartnett (18)	45,001	*
Gerald L. Parsky (2)(3)(4)(5)(16)	8,204,156	39.9
Richard K. Roeder (2)(3)(4)(5)(16)	8,204,156	39.9
J. Richard Stonesifer (19)	69,884	*
Michael D. Jordan	0	0
Donald T. Johnson, Jr. (20)	75,000	*
S. Lawrence Prendergast	1,000	*
All directors and officers as a group (16 persons) (21)	9,526,610	43.8

*
Less than 1%.

(1)
The shares of common stock underlying options granted under our stock incentive plans that are exercisable as of February 13, 2004 or that will become exercisable within 60 days thereafter (such options being referred to as "exercisable") are deemed to be outstanding for the purpose of calculating the beneficial ownership of the holder of such options, but are not deemed to be outstanding for the purpose of computing the beneficial ownership of any other person.

(2)
Aurora Equity Partners is a Delaware limited partnership the general partner of which is Aurora Capital Partners, a Delaware limited partnership whose general partner is Aurora Advisors, Inc. Messrs. Crowell, Parsky and Roeder are the sole stockholders and directors of Aurora Advisors, are limited partners of Aurora Capital Partners and may be deemed to beneficially share ownership of the common stock beneficially owned by Aurora Equity Partners and may be deemed to be the organizers of Aftermarket Technology Corp. under regulations promulgated under the Securities Act of 1933. Aurora Equity Partners' address is 10877 Wilshire Boulevard, Suite 2100, Los Angeles, CA 90024.

(3)
Consists of (i) 5,409,939 shares owned by Aurora Equity Partners, (ii) 1,397,165 shares owned by the General Electric Pension Trust (see Note 7 below) and (iii) 533,374 shares that are subject to an irrevocable proxy granted to the Aurora partnerships by some of our original stockholders, including Messrs. Crowell, Parsky and Roeder (the "Aurora Proxy"). The Aurora Proxy terminates upon the earlier of the transfer of such shares or July 31, 2004.

(4)
Aurora Overseas Equity Partners is a Cayman Islands limited partnership the general partner of which is Aurora Overseas Capital Partners, L.P., a Cayman Islands limited partnership, whose general partner is Aurora Overseas Advisors, Ltd. Messrs. Crowell, Parsky and Roeder are the sole stockholders and directors of Aurora Overseas Advisor, are limited partners of Aurora Overseas Capital Partners and may be deemed to beneficially own the shares of the common stock beneficially owned by Aurora Overseas Equity Partners. Aurora Overseas Equity Partners' address is West Wind Building, P.O. Box 1111, Georgetown, Grand Cayman, Cayman Islands, B.W.I.

(5)
Consists of (i) 863,678 shares owned by Aurora Overseas Equity Partners, (ii) 1,397,165 shares owned by the General Electric Pension Trust (see Note 7 below) and (iii) 533,374 shares that are subject to the Aurora Proxy.

(6)
Wellington Management's address is 75 State Street, Boston, Massachusetts 02109.

(7)
With limited exceptions, the General Electric Pension Trust has agreed to vote these shares in the same manner as the Aurora partnerships vote their respective shares of common stock. This provision terminates upon the earlier of the transfer of such shares or July 31, 2004. The GE Pension Trust's address is 3003 Summer Street, Stamford, CT 06905.

(8)
Kennedy Capital's address is 10829 Olive Blvd., St. Louis, Missouri 63141.

(9)
Barclays Global Investors' address is 45 Fremont Street, San Francisco, California 94105.

(10)
Consists of shares subject to exercisable options, 199,100 of which shares were sold after February 13, 2004. Excludes 33,333 shares subject to options that are not exercisable.

(11)
Includes 193,121 shares subject to exercisable options. Excludes 25,000 shares subject to options that are not exercisable.

(12)
Consists of shares subject to exercisable options. Excludes 16,666 shares subject to options that are not exercisable.

(13)
Consists of 5,000 shares of restricted stock and 75,788 shares subject to exercisable options. Excludes 40,000 shares subject to options that are not exercisable.

(14)
Consists of 5,000 shares of restricted stock and 8,334 shares subject to exercisable options. Excludes 16,666 shares subject to options that are not exercisable.

(15)
Consists of shares subject to exercisable options. Excludes 59,999 shares subject to options that are not exercisable.

(16)
The shares actually owned by this person (as distinguished from the shares that this person is deemed to beneficially own) are subject to the Aurora Proxy.

(17)
Consists of shares subject to exercisable options. Excludes 59,999 shares subject to options that are not exercisable.

(18)
Consists of shares subject to exercisable options. Excludes 59,999 shares subject to options that are not exercisable.

(19)
Includes 43,335 shares subject to exercisable options. Excludes 59,999 shares subject to options that are not exercisable.

(20)
Consists of restricted stock. Excludes 140,000 shares subject to options that are not exercisable.

(21)
Includes 95,000 shares of restricted stock and 1,190,987 shares subject to exercisable options. Excludes 583,327 shares subject to options that are not exercisable.

Unless otherwise noted above, the address of each person in the above table is One Oak Hill Center, Suite 400, Westmont, Illinois 60559.

CERTAIN TRANSACTIONS

        We believe the transactions described below were beneficial to us and were entered into on terms at least as favorable to us as we could have obtained from unaffiliated third parties in arms-length negotiations.

Relationship with Aurora Capital Group

        We were formed in 1994 at the direction of Aurora Capital Group as a vehicle to acquire and consolidate companies in the fragmented drivetrain remanufacturing industry. Aurora Capital Group is controlled by three of our directors, Messrs. Crowell, Parsky and Roeder.

        We pay to Aurora Management Partners, which is a part of Aurora Capital Group, a base annual management fee for advisory and consulting services pursuant to a written management services agreement. Aurora Management Partners is also entitled to reimbursements from us for all of its reasonable out-of-pocket costs and expenses incurred in connection with the performance of its obligations under the management services agreement. The base annual management fee is subject to increase, at the discretion of the disinterested members of our board of directors, by up to an aggregate of $250,000 in the event that we consummate one or more significant corporate transactions. The base annual management fee has not been increased as a result of any of our acquisitions. The base annual management fee is also subject to increase for specified cost of living increases, although no such adjustment has been made in the last three years. If our EBITDA in any year exceeds management's budgeted EBITDA by 15.0% or more for that year, Aurora Management Partners is entitled to receive an additional management fee equal to one half of its base annual management fee for that year. Because our EBITDA did not exceed management's budgeted EBITDA by 15.0% in 2003, Aurora Management Partners did not receive this additional management fee in 2003. The base annual management fee payable to Aurora Management Partners will be reduced as the collective beneficial ownership of our common stock by the Aurora partnerships declines below 30%. If the Aurora partnerships' collective beneficial ownership declines below 20%, the management services agreement will terminate. During 2003 the management fee was $330,000.

        If we consummate any significant acquisitions, Aurora Management Partners will be entitled to receive a fee from us for investment banking services in connection with the acquisition. The fee is equal to 2.0% of the first $75.0 million of the acquisition consideration (including debt assumed and current assets retained) and 1.0% of acquisition consideration (including debt assumed and current assets retained) in excess of $75.0 million. Since our formation, we have paid approximately $5.3 million of fees to Aurora Management Partners for investment banking services in connection with our acquisitions, including $28,000 in fees during 2003. In January 2001, we paid Aurora Management Partners a $750,000 fee for services in connection with the October 2000 sale of the Distribution Group. We are not obligated to make any payment to Aurora Management Partners at any time that we are in default under our credit facility.

        In December 2003, we entered into an agreement with Aurora Equity Partners L.P. and Aurora Overseas Equity Partners I, L.P., limited partnerships controlled by Aurora Capital Partners, to purchase from them up to a total of 1,169,409 shares of our outstanding common stock at a price equal to price to be paid in the "Dutch auction" tender offer that we commenced shortly thereafter. Aurora Equity Partners and Aurora Overseas Equity Partners did not participate in the tender offer. On February 10, 2004, we completed the purchase of the Aurora shares at the final tender offer price of $15.75 per share and paid the Aurora partnerships a total of $18.4 million.

Indemnification Agreements

        We have entered into separate but identical indemnification agreements with each of our directors and executive officers. These agreements provide for, among other things, indemnification to the fullest extent permitted by law and advancement of expenses.

Registration Rights

        The holders of common stock outstanding before our initial public offering in December 1996 have "demand" and "piggyback" registration rights pursuant to a stockholders agreement. In addition, General Electric Pension Trust has "demand" and "piggyback" registration rights with respect to a portion of the shares of common stock it owns.

        Pursuant to these registration rights, in June 2002, we registered 4,500,000 shares of our common stock for resale by the Aurora partnerships, General Electric Pension Trust, the members of our Board of Directors, our Chief Financial Officer and certain other stockholders, and paid $256,000 of Securities and Exchange Commission filing fees, legal fees and other expenses relating to the secondary offering.

APPROVAL OF ADOPTION OF
2004 STOCK INCENTIVE PLAN

        At the annual meeting, stockholders will be asked to approve our 2004 Stock Incentive Plan (the "New Plan"), which was adopted by the Board of Directors in April 2004 subject to approval by our stockholders. The New Plan is intended to supplement our 1996, 1998, 2000 and 2002 Stock Incentive Plans, under which a total of approximately 70,000 shares of common stock were still available as of March 29, 2004 for issuance pursuant to options not yet granted and other plan awards.

        We believe that the New Plan provides important medium- and long-term incentives for directors, officers, employees, and third party service providers to achieve our strategic business plan. We also believe that long-term incentives consistent with those available to comparable companies are required for us to compete for, motivate, and retain high-quality directors, executives, employees, and third party service providers.

        As of March 29, 2004, the closing price of a share of our common stock on the Nasdaq National Market System was $14.50.

Description of the New Plan

        The purpose of the New Plan is to provide a means whereby employees, directors, and third party service providers develop a sense of proprietorship and personal involvement in our development and financial success, and to encourage them to devote their best efforts to our business, thereby advancing the mutual interests of Aftermarket Technology Corp. and our stockholders. A further purpose of the New Plan is to provide a means through which we may attract able persons to become our employees or serve as our directors or third party service providers and to provide a means whereby those individuals upon whom the responsibilities of the successful administration and management of our business are of importance, can acquire and maintain stock ownership, thereby strengthening their concern for the welfare of Aftermarket Technology Corp.

        The New Plan will become effective upon stockholder approval and will terminate ten years later unless sooner terminated.

        A summary of the principal features of the New Plan is provided below, but is qualified in its entirety by reference to the full text of the New Plan attached hereto as Appendix B.

  Plan and Participant Share Limits

        The maximum number of shares of our common stock issuable under the New Plan is 1,000,000 shares. No more than 750,000 shares may be issued pursuant to full value awards (awards other than in the form of stock options or stock appreciation rights and which are settled by issuance of shares).

        Shares are counted against the authorization only to the extent they are actually issued. Thus, shares that terminate by expiration, forfeiture, cancellation, or otherwise, are settled in cash in lieu of shares, or exchanged for awards not involving shares, shall again be available for grant. Also, if the option price or tax withholding requirements of any award are satisfied by tendering shares, or if an SAR is exercised, only the number of shares issued, net of the shares tendered, will be deemed issued under the New Plan. The maximum number of shares shall not be reduced to reflect dividends or dividend equivalents that are reinvested into additional shares or credited as additional restricted stock, restricted stock units, performance shares, or other stock-based awards.

        The New Plan also imposes annual per-participant award limits, starting with calendar year 2004.

  •
  The maximum number of shares of common stock for which stock options may be granted to any person in any calendar year is 300,000.

  •
  The maximum number of shares of common stock subject to SARs granted to any person in any calendar year is 300,000.

  •
  The maximum aggregate grant to any person in any calendar year of restricted stock or restricted stock units is 150,000 shares.

  •
  The maximum aggregate grant to any person in any calendar year of performance units or performance shares is the value of 150,000 shares determined as of the date of vesting or payout, as applicable.

  •
  The maximum aggregate grant to any person in any calendar year of cash-based awards is $3,000,000 or 300,000 shares.

  •
  The maximum aggregate grant to any person in any calendar year of other stock-based awards is 150,000 shares.

        In addition, nonemployee directors cannot receive awards with more than 50,000 underlying shares of common stock in any calendar year.

        The number and kind of shares that may be issued, the number and kind of shares subject to outstanding awards, the option price or grant price applicable to outstanding awards, the annual per-participant award limits, and other value determinations are subject to adjustment by the Compensation and Human Resources Committee to reflect stock dividends, stock splits, reverse stock splits, and other corporate events or transactions, including without limitation, distributions of stock or property other than normal cash dividends. The Compensation and Human Resources Committee may also make adjustments to reflect unusual or nonrecurring events.

  Administration

        The Compensation and Human Resources Committee is responsible for administering the New Plan and has the discretionary power to interpret the terms and intent of the New Plan and any Plan-related documentation, to determine eligibility for awards and the terms and conditions of awards, and to adopt rules, regulations, forms, instruments, and guidelines. Determinations of the Compensation and Human Resources Committee made under the New Plan are final and binding. The Committee may delegate administrative duties and powers to one or more of its members or to one or more officers, agents, or advisors. The Compensation and Human Resources Committee may also delegate to one or more officers the power to designate other employees (other than officers subject to Section 16 of the Securities Exchange Act of 1934) and third party service providers to be recipients of awards. The full Board of Directors may exercise any authority of the Compensation and Human Resources Committee under the New Plan (except with respect to awards intended to qualify as performance-based compensation under Section 162(m) of the Internal Revenue Code).

  Eligibility

        Employees, nonemployee directors, and third party service providers of Aftermarket Technology Corp. and its subsidiaries who are selected by the Compensation and Human Resources Committee are eligible to participate in the New Plan. There are currently approximately 3,000 eligible employees, four eligible nonemployee directors (six following the annual meeting), and approximately ten eligible third party service providers.

  Stock Options

        The Compensation and Human Resources Committee may grant nonqualified stock options under the New Plan. The exercise price for options cannot be less than the fair market value of the common stock on the date of grant, except in the case of an option that is granted in connection with a merger, stock exchange, or other acquisition as a substitute or replacement award for options held by optionees of the acquired entity, in which case the exercise price may be less than 100% of fair market value of the shares on the date of grant. The latest expiration date for a stock option cannot be later then the tenth (10th) anniversary of the date of grant. Fair market value under the New Plan is generally the closing price for a share of common stock reported for that date by the Nasdaq National Market System, but may also be determined by reference to market prices on a particular trading day or on an average of trading days, as set forth in an individual stock option agreement. The exercise price may be paid with cash or by other means approved by the Compensation and Human Resources Committee, including by means of a broker-assisted exercise. The Committee may substitute SARs for outstanding stock options if we cease to account for equity compensation under Accounting Principles Board Opinion No. 25 and begin to recognize a compensation expense for such compensation under Statements of Financial Accounting Standards No. 123 or a successor standard.

        Options intended to meet the requirements of Internal Revenue Code Section 422 (i.e., incentive stock options) may not be granted under the New Plan.

  Stock Appreciation Rights

        The Compensation and Human Resources Committee may grant SARs under the New Plan either alone or in tandem with stock options. The grant price of an SAR cannot be less than the fair market value of the common stock at the time of grant; however, SARs can be granted with a grant price that is greater than the fair market value of the stock on the date of grant or that is indexed to the fair market value of the stock on the date of grant. The grant price of an SAR granted in tandem with a stock option will be the same as the option price of the option. SARs cannot be exercised later then the tenth (10th) anniversary of the date of grant.

        Freestanding SARs may be exercised on such terms as the Compensation and Human Resources Committee determines and tandem SARs may be exercised by relinquishing the related portion of the tandem option. Upon exercise of an SAR, the holder will receive cash, shares of our common stock, or a combination, as determined by the Compensation and Human Resources Committee, equal in value to the difference between the fair market value of the common stock subject to the SAR and the grant price.

  Restricted Stock and Restricted Stock Units

        The Compensation and Human Resources Committee may award restricted common stock and restricted stock units. Restricted stock awards consist of shares of our stock that are transferred to the participant subject to restrictions that may result in forfeiture if specified conditions are not satisfied. Restricted stock unit awards result in the transfer of shares of stock to the participant only after specified conditions are satisfied. A holder of restricted stock is treated as a current stockholder and is entitled to dividend and voting rights, whereas the holder of a restricted stock unit award is treated as a stockholder with respect to the award only when the shares of common stock are delivered in the future. The Compensation and Human Resources Committee will determine the restrictions and conditions applicable to each award of restricted stock or restricted stock units.

  Performance Unit and Performance Share Awards

        Performance unit and performance share awards may be granted under the New Plan. Performance unit awards will have an initial value that is determined by the Compensation and Human Resources Committee. Performance shares will have an initial value that is based on the fair market value of the stock on the date of grant. Such awards will be earned only if performance goals over performance periods established by or under the direction of the Compensation and Human Resources Committee are met. The performance goals may vary from participant to participant, group to group, and period to period. The performance goals for performance unit and performance share awards and any other awards granted under the New Plan that are intended to constitute "qualified performance-based compensation" under Section 162(m) of the Internal Revenue Code will be based upon one or more of the following:

  •
  Net earnings or net income (before or after taxes);

  •
  Earnings per share;

  •
  Net sales growth;

  •
  Net operating profit;

  •
  Return measures (including, but not limited to, return on assets, capital, equity, or sales);

  •
  Cash flow (including, but not limited to, operating cash flow, free cash flow, and cash flow return on capital);

  •
  Earnings before or after taxes, interest, depreciation, and/or amortization;

  •
  Gross or operating margins;

  •
  Productivity ratios;

  •
  Share price (including, but limited to, growth measures and total stockholder return);

  •
  Expense targets;

  •
  Margins;

  •
  Operating efficiency;

  •
  Customer satisfaction;

  •
  Working capital targets; and

  •
  Economic value added or EVA® (net operating profit after tax minus the sum of capital multiplied by the cost of capital).*

        The Compensation and Human Resources Committee will determine whether the performance targets or goals that have been chosen for a particular performance award have been met and may provide in an award that any evaluation of performance may include or exclude any of the following that are objectively determinable and that occur during the performance period to which the award is subject: asset write-downs, litigation, claims, judgments, or settlements; the effect of changes in tax laws, accounting principles, or other laws or provisions affecting reporting results; any reorganization or restructuring programs; extraordinary nonrecurring items as described in Accounting Principles Board Opinion No. 30 and/or in management's discussion of financial condition and results of operations appearing in our annual report to stockholders for the applicable year; acquisitions or divestitures; and foreign exchange gains and losses.

        Awards that are designed to qualify as performance-based compensation may not be adjusted upward. However, the Compensation and Human Resources Committee has the discretion to adjust these awards downward. In addition, the Committee has the discretion to make awards that do not qualify as performance-based compensation. Awards may be paid in the form of cash, shares of common stock, or in any combination, as determined by the Compensation and Human Resources Committee.

  Cash-Based Awards

        The Compensation and Human Resources Committee may grant cash-based awards under the New Plan that specify the amount of cash to which the award pertains, the conditions under which the award will be vested and exercisable or payable, and such other conditions as the Committee may determine that are not inconsistent with the terms of the New Plan. Although based on a specified amount of cash, cash-based awards may be paid, in the Compensation and Human Resources Committee's discretion, either in cash or by the delivery of shares of our common stock.

  Other Stock-Based Awards

        The Compensation and Human Resources Committee may grant equity-based or equity-related awards, referred to as "other stock-based awards," other than options, SARs, restricted stock, restricted stock units or performance shares. The terms and conditions of each other stock-based award shall be determined by the Committee. Payment under any other stock-based awards will be made in our common stock or cash, as determined by the Compensation and Human Resources Committee.

  Dividend Equivalents

        The Compensation and Human Resources Committee may provide for the payment of dividend equivalents with respect to any shares of our common stock subject to an award that have not actually been issued under the award.

*
EVA® is a registered trademark of Stern Stewart & Co.

  Deferrals

        The Compensation and Human Resources Committee may require or permit a participant to defer the receipt of cash or shares pursuant to any awards under the New Plan.

  Termination of Employment

        The Compensation and Human Resources Committee will determine how each award will be treated following termination of the holder's employment with, or service for, Aftermarket Technology Corp. and our subsidiaries, including the extent to which unvested portions of the award will be forfeited and the extent to which options, SARs or other awards requiring exercise will remain exercisable.

  Additional Provisions

        Except as the Compensation and Human Resources Committee otherwise expressly determines, no awards may be transferred other than by will or by the laws of descent and distribution. Except as the Compensation and Human Resources Committee may determine, during a recipient's lifetime awards requiring exercise may be exercised only by the recipient.

  Treatment of Awards Upon a Change of Control

        If there is a change of control of Aftermarket Technology Corp., all equity awards vest and performance-based awards shall be considered fully earned.

        Under the New Plan, a change in control will occur if

  •
  there is an acquisition of more than 35% of the total voting power of our outstanding securities, unless the percentage owned by the Aurora partnerships is then greater,

  •
  during any 12-month period individuals who constituted our Board of Directors at the start of the period cease to constitute a majority of the Board,

  •
  there is a reorganization, merger, or consolidation of Aftermarket Technology Corp., unless at least 85% of the total voting power of the surviving or resulting entity is owned by persons who prior to the transaction owned 100% of our outstanding voting securities, or

  •
  a transfer of all or substantially all of our assets, unless at least 85% of the total voting power of the transferee is owned by persons who prior to the transaction owned 100% of our outstanding voting securities.

  Amendment of Awards or Plan and Adjustment of Awards

        The Board of Directors may amend, alter or discontinue the New Plan, and the Compensation and Human Resources Committee, to the extent permitted by the New Plan, may amend any agreement or other document evidencing an award made under the New Plan, but other than pursuant to permitted anti-dilution adjustments, no such amendment will, without the approval of our stockholders:

  •
  increase the maximum number of shares of our common stock for which awards may be granted under the New Plan;

  •
  reduce the price at which stock options or SARs may be granted;

  •
  reduce the exercise price of outstanding stock options or SARs;

  •
  extend the term of the New Plan;

  •
  change the class of persons eligible to participate under the New Plan; or

  •
  increase the individual maximum limits for awards under the New Plan.

        Prior to a change of control, the Compensation and Human Resources Committee, to the extent permitted by the New Plan, may amend or alter an agreement evidencing an award under the New Plan in a manner that would impair the rights of a participant under the agreement only if the alteration or amendment, as determined by the Committee in its sole discretion:

  •
  is required or advisable to satisfy any law or regulation or to meet the requirements of any accounting standard; or

  •
  is not reasonably likely to significantly diminish the benefits provided under the award, or any diminishment has been adequately compensated.

        After any change of control, no change to the New Plan may impair the rights of any participant without such participant's consent.

  Awards for Non-U.S. Employees

        To comply with the laws in other countries in which we operate or may operate or have employees, directors, or third party service providers, the Compensation and Human Resources Committee may establish subplans under the New Plan and modify the terms of the awards made to such employees and directors.

New Plan Benefits

        The future benefits or amounts that would be received under the New Plan by executive officers, nonexecutive directors and nonexecutive officer employees are discretionary and are therefore not determinable at this time. In addition, the benefits or amounts that would have been received by or allocated to such persons for the last completed fiscal year if the New Plan had been in effect cannot be determined.

Federal Tax Effects

        The following discussion summarizes certain federal income tax consequences of the issuance and receipt of options under the New Plan under the law as in effect on the date of this proxy statement. The summary does not purport to cover all federal employment tax or other federal tax consequences that may be associated with the New Plan, nor does it cover state, local, or non-U.S. taxes.

  Stock Options

        All stock options granted under the New Plan will be non-qualified options and a participant will not have taxable income upon the grant of an option. Upon the exercise of an option, the participant will recognize ordinary income equal to the difference between (i) one share of stock valued at the closing price on the date the option is exercised and (ii) the option price of one share, times the number of shares exercised.

        To the extent the participant elects to defer the receipt of the shares issuable upon the exercise of an option, to the extent the participant does so pursuant to an irrevocable election made sufficiently in advance of the exercise date to satisfy IRS guidelines, such exercise should not be taxable. Rather, taxation should be postponed until the deferred amount becomes payable. At that time, the participant will recognize ordinary income equal to the value of the amount then payable. The tax law is not settled with respect to option deferrals and there is no guarantee that the IRS will not seek to challenge this treatment, or how a court might rule.

        The participant will be subject to income tax withholding at the time when the ordinary income is recognized. We will be entitled to a tax deduction at the same time and in the same amount.

        The subsequent sale of the shares by a participant generally will give rise to capital gain or loss equal to the difference between the sale price and the sum of the exercise price paid for the shares plus the ordinary income recognized with respect to shares, and the capital gains will be taxable as long-term capital gains if the participant held the shares for more than one year.

  Stock Appreciation Rights (SARs)

        The grant of a SAR is generally not a taxable event for a participant. Upon exercise of the SAR, the participant will generally recognize ordinary income equal to the amount of cash and/or the fair market value of any shares received. The participant will be subject to income tax withholding at the time when the ordinary income is recognized. We will be entitled to a tax deduction at the same time for the same amount. If the SAR is settled in shares, the participant's subsequent sale of the shares generally will give rise to capital gain or loss equal to the difference between the sale price and the ordinary income recognized when the participant received the shares, and these capital gains will be taxable as long-term capital gains if the participant held the shares for more than one year.

  Restricted Stock

        The tax consequences of a grant of restricted stock depends upon whether or not a participant elects under Section 83(b) of the Internal Revenue Code to be taxed at the time of the grant.

        If no election is made, the participant will not recognize taxable income at the time of the grant of the restricted stock. When the restrictions on the restricted stock lapse, the participant will recognize ordinary income equal to the value (determined on the lapse date) of the restricted stock. Any dividends with a record date prior to that time will be taxed to the participant as ordinary income, not as dividends, when paid.

        If the election is made, the participant will recognize ordinary income at the time of the grant of the restricted stock equal to the value of the stock at that time, determined without regard to any of the restrictions. If the restricted stock is forfeited before the restrictions lapse, the participant will generally be entitled to no deduction on account thereof.

        The participant will be subject to income tax withholding at the time when the ordinary income (including any dividends taxed as ordinary income) is recognized. Subject to the Section 162(m) restrictions discussed below, we will be entitled to a tax deduction at the same time and for the same amount.

        A subsequent sale of restricted stock generally will give rise to capital gain or loss equal to the difference between the sale price and the ordinary income the participant recognized with respect to the stock. The capital gains will be taxable as long-term capital gains if the participant held the stock for more than one year. The holding period to determine whether a participant has long-term or short-term capital gain or loss on a subsequent sale generally begins when the stock restrictions lapse, or on the date of grant if the participant made a valid Section 83(b) election.

  Restricted Stock Units

        A participant will not have taxable income upon the grant of a restricted stock unit. Rather, taxation will be postponed until the stock becomes payable, which will be either immediately following the lapse of the restrictions on the restricted stock units or, if the participant has elected deferral to a later date, such later date. At that time, the participant will recognize ordinary income equal to the value of the amount then payable. Any dividend equivalents on the restricted stock units will be taxed to the participant as ordinary income when paid.

        The participant will be subject to income tax withholding at the time when the ordinary income (including any dividend equivalents taxed as ordinary income) is recognized. Subject to the Section 162(m) restrictions discussed below, we will be entitled to a tax deduction at the same time and for the same amount.

        If a restricted stock unit is settled in shares, subsequent sale of the shares generally will give rise to capital gain or loss equal to the difference between the sale price and the ordinary income recognized when the participant received the shares, and these capital gains will be taxable as long-term capital gains if the participant held the shares for more than one year.

  Cash-Based Awards

        A participant will not have taxable income upon the grant of a contingent right to cash award. Rather, taxation will be postponed until the cash award becomes payable, and, if the participant has timely elected deferral to a later date, such later date. At that time, the participant will recognize ordinary income equal to the value of the amount then payable.

        The participant will be subject to income tax withholding at the time when the ordinary income is recognized. Subject to the Section 162(m) restrictions discussed below, we will be entitled to a tax deduction at the same time and for the same amount.

  Performance Unit and Performance Share Awards

        A participant will not have taxable income upon the grant of a performance unit or a performance share award. Rather, taxation generally will be postponed until vesting of such awards (i.e., generally upon satisfaction of the applicable performance goals). At that time, the participant will recognize ordinary income equal to the value of any cash or property then payable. The participant will be subject to income tax withholding at the time when the ordinary income is recognized. Subject to the Section 162(m) restrictions discussed below, we will be entitled to a tax deduction at the same time and for the same amount.

  Other Stock-Based Awards

        The tax treatment of other stock-based awards will depend on the type of award. As a general rule, taxation generally will be imposed at the time of vesting of such an award, and ordinary income will generally equal the fair market value of the award at the time of vesting. The participant will be subject to income tax withholding at the time when the ordinary income is recognized. Subject to the Section 162(m) restrictions discussed below, we will be entitled to a tax deduction at the same time and for the same amount.

  Other

        In general, under Section 162(m) of the Internal Revenue Code, remuneration paid by a public corporation to its chief executive officer or any of its other top four named executive officers, ranked by pay, is not deductible to the extent it exceeds $1,000,000 for any year. Taxable payments or benefits under the New Plan may be subject to this deduction limit. However, under Section 162(m), qualifying performance-based compensation, including income from stock options and other performance-based awards that are made under a stockholder approved plan and that meet certain other requirements, is exempt from the deduction limitation. The New Plan has been designed so that the Compensation and Human Resources Committee in its discretion may grant qualifying exempt performance-based awards under the New Plan.

        Under the so-called "golden parachute" provisions of the Internal Revenue Code, the accelerated vesting of stock options and benefits paid under other awards in connection with a change in control of a corporation may be required to be valued and taken into account in determining whether participants have received compensatory payments, contingent on the change in control, in excess of certain limits. If these limits are exceeded, a portion of the amounts payable to the participant may be subject to an additional twenty percent (20%) federal tax and may be nondeductible to the corporation.

        The Board of Directors recommends a vote FOR approval of the adoption of the New Plan.

AUDIT MATTERS

Independent Auditor

        Ernst & Young LLP was our independent auditor for the year ended December 31, 2003. The appointment of the independent auditor is approved by the Audit Committee of our Board of Directors. Consistent with past years, the Audit Committee will not take action regarding the appointment of our auditor for fiscal 2004 until November of this year. Stockholder approval is not sought in connection with the selection of auditors.

        Representatives of Ernst & Young will be present at the annual meeting and will be given an opportunity to make a statement if they desire to do so and will respond to appropriate questions from stockholders.

Fees Paid to Independent Auditor

        Set forth below are the fees billed to us by Ernst & Young for each of the last two years for the indicated services:

	2003		2002
Audit Fees	$425,160		$369,354
Audit-Related Fees	11,850	(1)	15,700	(2)
Tax Fees	143,205	(3)	172,437	(4)
All Other Fees	21,120	(5)	386,635	(6)

Total Fees	$601,335		$944,126

(1)
Assistance with responding to an SEC comment letter regarding the 2002 10-K.

(2)
Services in connection with the filing of two S-3 registration statements.

(3)
Assistance with (i) state, federal and foreign tax returns ($73,750), (ii) state, federal and sales tax audits and refunds ($62,995) and (iii) tax planning ($6,460).

(4)
Assistance with (i) state, federal and foreign tax returns ($119,100) and (ii) state, federal and sales tax audits and refunds ($53,337).

(5)
Assistance with (i) complying with the Sarbanes-Oxley Act of 2002 ($4,850) and (ii) diligence on a potential acquisition ($16,270).

(6)
Services in connection with (i) the filing of two S-3 registration statements ($242,850) and (ii) diligence on a potential acquisition ($143,785).

        The Audit Committee adopted a pre-approval policy in 2003 pursuant to which the Audit Committee pre-approves each non-audit engagement or service with or by our independent auditor. Prior to pre-approving any such non-audit engagement or service, it is the Committee's practice to first receive information regarding the engagement or service that (i) is detailed as to the specific engagement or service, and (ii) enables the Committee to make a well-reasoned assessment of the impact of the engagement or service on the auditor's independence. In addition, the Chairman of the Audit Committee is authorized to pre-approve any non-audit service between regularly scheduled meetings of the Audit Committee provided that the fees for such service do not exceed $50,000 and the Chairman's approvals are reported to the full Audit Committee at the next Audit Committee meeting. The Audit Committee or the Audit Committee Chairman pre-approved all non-audit engagements with, and services provided by, our auditor during 2003.

Audit Committee Report

        The Audit Committee reviews our financial reporting process on behalf of the Board of Directors. Management has the primary responsibility for the financial statements, the reporting process and internal controls. Our independent auditor is responsible for auditing our financial statements and expressing an opinion on the conformity of our audited financial statements to generally accepted accounting principles.

        In this context, the Audit Committee has reviewed and discussed with management and the independent auditor the audited financial statements. The Committee has discussed with the independent auditor the matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees). In addition, the Committee has received from the independent auditor the written disclosures required by Independence Standards Board No. 1 (Independence Discussions with Audit Committees) and discussed with the auditor its independence from us and our management. The Committee has also considered whether the independent auditor's provision of non-audit services to us is compatible with the auditor's independence and has concluded that the independent auditor is independent from Aftermarket Technology Corp. and our management.

        In its oversight role for these matters, the Audit Committee relies on the information and representations made by management and the independent auditors. Accordingly, the Committee's oversight does not provide an independent basis to certify that the audit of the financial statements has been carried out in accordance with generally accepted auditing standards, that the financial statements are presented in accordance with generally accepted accounting principles or that the independent auditor is in fact "independent."

        In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors, and the Board has approved, that the audited financial statements be included in our Annual Report on Form 10-K for the year ended December 31, 2003, for filing with the Securities and Exchange Commission.

The Audit Committee Dale F. Frey, Chairman Robert Anderson Michael Hartnett

ANNUAL REPORT

        Our 2003 annual report to stockholders is being mailed to all stockholders. Any stockholder who has not received a copy may obtain one by writing to us at One Oak Hill Center, Suite 400, Westmont, Illinois 60559. In addition, any person wishing to receive a copy of our Annual Report on Form 10-K for the year ended December 31, 2003 (excluding the exhibits thereto) may obtain a copy by sending a written request to us at the same address.

STOCKHOLDER COMMUNICATIONS
WITH THE BOARD OF DIRECTORS

        Stockholders wishing to communicate with one or more of our directors may do so by sending a letter addressed to the director or directors care of the Secretary, Aftermarket Technology Corp., One Oak Hill Center, Suite 400, Westmont, Illinois 60559. At the direction of the Board, mail will be opened and screened for security purposes. All mail, other than items deemed obscene, will be forwarded to the appropriate director or directors. Mail addressed to the directors generally or to the entire Board will be forwarded to the Chairman of the Board. Any mail regarding our financial statements, financial records, accounting practices or internal controls or alleging any violation of our code of ethics will be forwarded to the Audit Committee to be handled in accordance with the Committee's established procedures.

STOCKHOLDER PROPOSALS
FOR THE 2005 ANNUAL MEETING OF STOCKHOLDERS

        Stockholder proposals submitted pursuant to Rule 14a-8 under the Securities Exchange Act of 1934 must be received by us on or before December 7, 2004 to be considered for inclusion in the proxy statement for our 2005 annual meeting of stockholders, which is expected to be held on or about May 11, 2005. Generally, a stockholder is eligible to present proposals under Rule 14a-8 if he or she has been for at least one year the record or beneficial owner of at least $2,000 in market value, or 1%, of securities entitled to be voted at the 2005 annual meeting and he or she continues to own such securities through the date on which the meeting is held.

        If we receive notice after February 6, 2005 of a stockholder's intent to present a proposal at the 2005 annual meeting, we will have the right to exercise discretionary voting authority with respect to such proposal at the meeting, without including information regarding the proposal in our proxy materials.

By Order of the Board of Directors,
/s/ Joseph Salamunovich
Joseph Salamunovich Secretary

April 6, 2004

APPENDIX A

AFTERMARKET TECHNOLOGY CORP.
NOMINATING COMMITTEE CHARTER

1.    Members. The Board of Directors shall appoint a Nominating Committee (the "Committee") of at least three members, consisting entirely of independent directors, and shall designate one member as chairperson. For purposes hereof, an "independent director" shall be a director who meets the Nasdaq Stock Market definition of "independence."

2.    Purposes, Duties, and Responsibilities. The Committee shall identify individuals qualified to become members of the Board of Directors and recommend to the Board of Directors director nominees for the annual meeting of stockholders. The Committee shall develop a plan and timetable to address the following duties and responsibilities:

  (i)
  Develop criteria to identify and evaluate prospective candidates for the Board of Directors. These criteria shall include, among other things, an individual's business experience and skills, independence, judgment, integrity, and ability to commit sufficient time and attention to the activities of the Board of Directors. The Committee considers these criteria in the context of an assessment of the perceived needs of the Board of Directors as a whole.

  (ii)
  Identify, review the qualifications of, and recruit, as appropriate, potential nominees for the Board of Directors.

  (iii)
  Recommend to the Board of Directors nominees to the Board of Directors, which shall include reviewing the qualifications of directors for continued service on the Board of Directors.

  (iv)
  Recommend to the Board of Directors candidates to fill vacancies occurring on the Board.

  (v)
  Establish a procedure for, and consider, Board of Directors candidates recommended by the Company's stockholders.

  (vi)
  Recommend to the Board of Directors candidates for appointment to Board committees.

  (vii)
  Consider retirement and/or tenure policies for directors, and make recommendations to the Board of Directors.

  (viii)
  Annually evaluate the performance of the Committee and the appropriateness of the Committee's charter.

3.    Outside Advisors. The Committee shall have the authority to retain, at the expense of the Company but without further approval or authorization of the Company, such outside counsel, experts, and other advisors as it determines appropriate to assist it in the full performance of its functions.

4.    Meetings. The Committee will meet as often as may be deemed necessary or appropriate in its judgment, either in person or telephonically, and at such times and places as the Committee shall determine. The Committee may create subcommittees who shall report to the Committee. The Committee shall report regularly to the full Board of Directors with respect to its meetings. The majority of the members of the Committee shall constitute a quorum.

A-1

APPENDIX B

AFTERMARKET TECHNOLOGY CORP.

2004 Stock Incentive Plan

AFTERMARKET TECHNOLOGY CORP.
2004 STOCK INCENTIVE PLAN

ARTICLE 1. ESTABLISHMENT, PURPOSE, AND DURATION

1.1    Establishment.Aftermarket Technology Corp., a Delaware corporation (hereinafter referred to as the "Company"), establishes an incentive compensation plan to be known as the 2004 Stock Incentive Plan (hereinafter referred to as this "Plan"), as set forth in this document.

        This Plan permits the grant of Cash-Based Awards, nonqualified Stock Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Performance Shares, Performance Units, Covered Employee Annual Incentive Awards, and Other Stock-Based Awards.

        This Plan shall become effective upon shareholder approval (the "Effective Date") and shall remain in effect as provided in Section 1.3.

1.2    Purpose of this Plan. The purpose of this Plan is to promote the interests of the Company and its shareholders by strengthening the Company's ability to attract, motivate, and retain Employees and Directors of the Company upon whose judgment, initiative, and efforts the financial success and growth of the business of the Company largely depend, and to provide an additional incentive for such individuals through stock ownership and other rights that promote and recognize the financial success and growth of the Company and create value for shareholders.

1.3    Duration of this Plan. Unless sooner terminated as provided herein, this Plan shall terminate ten years from the Effective Date. After this Plan is terminated, no Awards may be granted but Awards previously granted shall remain outstanding in accordance with their applicable terms and conditions and this Plan's terms and conditions.

ARTICLE 2. DEFINITIONS

        Whenever used in this Plan, the following terms shall have the meanings set forth below, and when the meaning is intended, the initial letter of the word shall be capitalized.

2.1    "Affiliate" shall have the meaning ascribed to such term in Rule 12b-2 of the General Rules and Regulations of the Exchange Act.

2.2    "Annual Award Limit" or "Annual Award Limits" have the meaning set forth in Section 3.3.

2.3    "Award" means, individually or collectively, a grant under this Plan of Cash-Based Awards, Stock Options, SARs, Restricted Stock, Restricted Stock Units, Performance Shares, Performance Units, Covered Employee Annual Incentive Awards, or Other Stock-Based Awards, in each case subject to the terms of this Plan.

2.4    "Award Agreement" means either (a) a written agreement entered into by the Company and a Participant setting forth the terms and provisions applicable to an Award granted under this Plan, or (b) a written statement issued by the Company to a Participant describing the terms and provisions of such Award.

2.5    "Beneficial Owner" or "Beneficial Ownership" shall have the meaning ascribed to such term in Rule 13d-3 of the General Rules and Regulations under the Exchange Act.

2.6    "Board" or "Board of Directors" means the Board of Directors of the Company.

2.7    "Cash-Based Award" means an Award granted to a Participant as described in Article 10.

2.8    "Change of Control" means the first to occur of the following events:

        (a)   any sale or transfer or other conveyance, whether director or indirect, of all or substantially all of the assets of the Company, on a consolidated basis, in one transaction or a series of related transactions, unless, immediately after giving effect to such transaction, at least 85% of the total voting power normally entitled to vote in the election of directors, managers or trustees, as applicable, of the transferee is "beneficially owned" by persons who, immediately prior to the transaction, beneficially owned 100% of the total voting power normally entitled to vote in the election of directors of the Company;

        (b)   any Person or Group (as defined in Sections 13(d) and 14(d) of the Exchange Act) other than an Excluded Person (as defined in that certain Indenture dated as of August 2, 1994 by and among the Company, the Guarantors named therein and American Bank National Association) is or becomes the "beneficial owner," directly or indirectly, of more than 35% of the total voting power in the aggregate of all classes of capital stock of the Company then outstanding normally entitled to vote in elections of directors, unless the percentage so owned by an Excluded Person is greater;

        (c)   during any period of 12 consecutive months, individuals who at the beginning of such 12-month period constituted the Board (together with any new directors whose election by the Board or whose nomination for election by the shareholders of the Company was approved by a vote of a majority of the directors then still in office who were either directors at the beginning of such period or whose election or nomination for election was previously so approved) cease for any reason to constitute a majority of the Board then in office; or

        (d)   a reorganization, merger or consolidation of the Company the consummation of which results in the outstanding securities of the same class as the shares covered by an outstanding Award being exchanged for or converted into cash, property and/or a different kind of securities, unless, immediately after giving effect to such transaction, at least 85% of the total voting power normally entitled to vote in the election of directors, managers or trustees, as applicable, of the entity surviving or resulting from such reorganization, merger or consolidation is "beneficially owned" by persons who, immediately prior to the transaction, beneficially owned 100% of the total voting power normally entitled to vote in the election of directors of the Company.

2.9    "Code" means the U.S. Internal Revenue Code of 1986, as amended from time to time.

2.10    "Committee" means the compensation and human resource committee of the Board, or any other committee designated by the Board to administer this Plan. The members of the Committee shall be appointed from time to time by and shall serve at the discretion of the Board.

2.11    "Company" means Aftermarket Technology Corp., a Delaware corporation, and any successor thereto as provided in Article 20.

2.12    "Consolidated Operating Earnings" means the consolidated earnings before income taxes of the Company, computed in accordance with generally accepted accounting principles, but shall exclude the effects of Extraordinary Items.

2.13    "Covered Employee" means a Participant who is a "covered employee," as defined in Code Section 162(m) and the regulations promulgated under Code Section 162(m), or any successor statute.

2.14    "Director" means any individual who is a member of the Board of Directors of the Company.

2.15    "Effective Date" has the meaning set forth in Section 1.1.

2.16    "Employee" means any employee of the Company, its Affiliates, and/or Subsidiaries.

2.17    "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time, or any successor act thereto.

2.18    "Extraordinary Items" means (a) extraordinary, unusual, and/or nonrecurring items of gain or loss; (b) gains or losses on the disposition of a business; (c) changes in tax or accounting regulations or laws; or (d) the effect of a merger or acquisition, all of which must be identified in the audited financial statements, including footnotes, or Management Discussion and Analysis section of the Company's annual report.

2.19    "Fair Market Value" or "FMV" means a price that is based on the opening, closing, actual, high, low, or average selling prices of a Share on the Nasdaq National Market System or other established stock exchange (or exchanges) or quotation system on the applicable date, the preceding trading days, the next succeeding trading day, or an average of trading days, as determined by the Committee in its discretion. If the Committee makes no such determination, then FMV as of any date shall be the closing price for a Share reported for that date by the Nasdaq National Market System or other established stock exchange (or exchanges) or quotation system. Such definition(s) of FMV shall be specified in each Award Agreement and may differ depending on whether FMV is in reference to the grant, exercise, vesting, settlement, or payout of an Award. If, however, the required accounting standards used to account for equity Awards granted to Participants are substantially modified subsequent to the Effective Date of this Plan such that fair value accounting for such Awards becomes required, the Committee shall have the ability to determine an Award's FMV based on the relevant facts and circumstances. If Shares are not traded on an established stock exchange, FMV shall be determined by the Committee based on objective criteria.

2.20    "Full Value Award" means an Award other than in the form of an Option or SAR, and which is settled by the issuance of Shares.

2.21    "Freestanding SAR" means an SAR that is granted independently of any Options, as described in Article 7.

2.22    "Grant Price" means the price established at the time of grant of a SAR pursuant to Article 7, used to determine whether there is any payment due upon exercise of the SAR.

2.23    "Insider" shall mean an individual who is, on the relevant date, an officer, Director, or more than ten percent (10%) Beneficial Owner of any class of the Company's equity securities that is registered pursuant to Section 12 of the Exchange Act, as determined by the Board in accordance with Section 16 of the Exchange Act.

2.24    "Net Income" means the consolidated net income before taxes for this Plan Year, as reported in the Company's annual report to shareholders or as otherwise reported to shareholders.

2.25    "Nonemployee Director" has the same meaning set forth in Rule 16b-3 promulgated under the Exchange Act, or any successor definition adopted by the United States Securities and Exchange Commission.

2.26    "Nonemployee Director Award" means any Option, SAR, or Full Value Award granted, whether singly, in combination, or in tandem, to a Participant who is a Nonemployee Director pursuant to such applicable terms, conditions, and limitations as the Board or Committee may establish in accordance with this Plan.

2.27    "Operating Cash Flow" means cash flow from operating activities as defined in SFAS Number 95, Statement of Cash Flows.

2.28    "Option" means a nonqualified Stock Option, as described in Article 6.

2.29    "Option Price" means the price at which a Share may be purchased by a Participant pursuant to an Option.

2.30    "Other Stock-Based Award" means an equity-based or equity-related Award not otherwise described by the terms of this Plan, granted pursuant to Article 10.

2.31    "Participant" means any eligible person as set forth in Article 5 to whom an Award is granted.

2.32    "Performance-Based Compensation" means compensation under an Award that satisfies the requirements of Section 162(m) of the Code for deductibility of remuneration paid to Covered Employees.

2.33    "Performance Measures" means measures as described in Article 11 on which the performance goals are based and which are approved by the Company's shareholders pursuant to this Plan in order to qualify Awards as Performance-Based Compensation.

2.34    "Performance Period" means the period of time during which the performance goals must be met in order to determine the degree of payout and/or vesting with respect to an Award.

2.35    "Performance Share" means an Award granted to a Participant, as described in Article 9.

2.36    "Performance Unit" means an Award granted to a Participant, as described in Article 9.

2.37    "Period of Restriction" means the period when Restricted Stock or Restricted Stock Units are subject to a substantial risk of forfeiture (based on the passage of time, the achievement of performance goals, or upon the occurrence of other events as determined by the Committee, in its discretion), as provided in Article 8.

2.38    "Person" shall have the meaning ascribed to such term in Section 3(a)(9) of the Exchange Act and used in Sections 13(d) and 14(d) thereof, including a "group" as defined in Section 13(d) thereof.

2.39    "Plan" means the Aftermarket Technology Corp. 2004 Stock Incentive Plan.

2.40    "Plan Year" means the calendar year.

2.41    "Restricted Stock" means an Award granted to a Participant pursuant to Article 8.

2.42    "Restricted Stock Unit" means an Award granted to a Participant pursuant to Article 8, except no Shares are actually awarded to the Participant on the date of grant.

2.43    "Share" means a share of common stock of the Company, $.01 par value per share.

2.44    "Stock Appreciation Right" or "SAR" means an Award, designated as a SAR, pursuant to the terms of Article 7.

2.45    "Subsidiary" means any corporation or other entity, whether domestic or foreign, in which the Company has or obtains, directly or indirectly, a proprietary interest of more than fifty percent (50%) by reason of stock ownership or otherwise.

2.46    "Tandem SAR" means an SAR that is granted in connection with a related Option pursuant to Article 7, the exercise of which shall require forfeiture of the right to purchase a Share under the related Option (and when a Share is purchased under the Option, the Tandem SAR shall similarly be canceled).

2.47    "Third Party Service Provider" means any consultant, agent, advisor, or independent contractor who renders services to the Company, a Subsidiary, or an Affiliate that (a) are not in connection with the offer and sale of the Company's securities in a capital raising transaction, and (b) do not directly or indirectly promote or maintain a market for the Company's securities.

ARTICLE 3. ADMINISTRATION

3.1    General. The Committee shall be responsible for administering this Plan, subject to this Article 3 and the other provisions of this Plan. The Committee may employ attorneys, consultants, accountants, agents, and other persons, any of whom may be an Employee, and the Committee, the Company, and its officers and Directors shall be entitled to rely upon the advice, opinions, or valuations of any such persons. All actions taken and all interpretations and determinations made by the Committee shall be final and binding upon the Participants, the Company, and all other interested persons.

3.2    Authority of the Committee. The Committee shall have full and exclusive discretionary power to interpret the terms and the intent of this Plan and any Award Agreement or other agreement or document ancillary to or in connection with this Plan, to determine eligibility for Awards and to adopt such rules, regulations, forms, instruments, and guidelines for administering this Plan as the Committee may deem necessary or proper; provided, however, that the Board, in its sole discretion, may exercise any authority of the Committee under this Plan, except in regard to Awards that are intended to qualify as Performance-Based Compensation, in lieu of the Committee's exercise thereof. Such authority shall include, but not be limited to, selecting Award recipients, establishing all Award terms and conditions, including the terms and conditions set forth in Award Agreements, and, subject to Article 18, adopting modifications and amendments to this Plan or any Award Agreement, including without limitation, any that are necessary to comply with the laws of the countries and other jurisdictions in which the Company, its Affiliates, and/or its Subsidiaries operate.

3.3    Delegation. The Committee may delegate to one or more of its members or to one or more officers of the Company, and/or its Subsidiaries and Affiliates or to one or more agents or advisors such administrative duties or powers as it may deem advisable, and the Committee or any person to whom it has delegated duties or powers as aforesaid may employ one or more persons to render advice with respect to any responsibility the Committee or such person may have under this Plan. The Committee may, by resolution, authorize one or more officers of the Company to do one or both of the following on the same basis as can the Committee: (a) designate Employees to be recipients of Awards; (b) designate Third Party Service Providers to be recipients of Awards; and (c) determine the size of any such Awards; provided, however, (i) the Committee shall not delegate such responsibilities to any such officer for Awards granted to an Employee that is considered an Insider; (ii) the resolution providing such authorization sets forth the total number of Awards such officer(s) may grant; and (iii) the officer(s) shall report periodically to the Committee regarding the nature and scope of the Awards granted pursuant to the authority delegated.

ARTICLE 4. SHARES SUBJECT TO THIS PLAN AND MAXIMUM AWARDS

4.1   Number of Shares Available for Awards.

        (a)   Subject to adjustment as provided in Section 4.4, the maximum number of Shares available for issuance to Participants under this Plan (the "Share Authorization") shall be one million (1,000,000).

        (b)   Of the Shares reserved for issuance under Section 4.1(a), no more than seven hundred fifty thousand (750,000) of the reserved Shares may be issued pursuant to Full Value Awards.

        (c)   Subject to the limit set forth in Section 4.1(a) on the number of Shares that may be issued in the aggregate under this Plan, the maximum number of shares that may be issued to Nonemployee Directors shall be five hundred thousand (500,000) Shares, and no Nonemployee Director may receive more than fifty thousand (50,000) Shares in any Plan Year.

4.2    Share Usage. Shares covered by an Award shall only be counted as used to the extent they are actually issued. Any Shares related to Awards which terminate by expiration, forfeiture, cancellation, or otherwise without the issuance of such Shares, are settled in cash in lieu of Shares, or are exchanged with the Committee's permission, prior to the issuance of Shares, for Awards not involving Shares, shall be available again for grant under this Plan. Moreover, if the Option Price of any Option granted under this Plan or the tax withholding requirements with respect to any Award granted under this Plan are satisfied by tendering Shares to the Company (by either actual delivery or by attestation), or if an SAR is exercised, only the number of Shares issued, net of the Shares tendered, if any, will be deemed delivered for purposes of determining the maximum number of Shares available for delivery under this Plan. The maximum number of Shares available for issuance under this Plan shall not be reduced to reflect any dividends or dividend equivalents that are reinvested into additional Shares or credited as additional Restricted Stock, Restricted Stock Units, Performance Shares, or Stock-Based Awards. The Shares available for issuance under this Plan may be authorized and unissued Shares or treasury Shares.

4.3    Annual Award Limits. Unless and until the Committee determines that an Award to a Covered Employee shall not be designed to qualify as Performance-Based Compensation, the following limits (each an "Annual Award Limit," and, collectively, "Annual Award Limits") shall apply to grants of such Awards under this Plan:

        (a)   Options: The maximum aggregate number of Shares subject to Options granted in any one Plan Year to any one Participant shall be three hundred thousand (300,000).

        (b)   SARs: The maximum number of Shares subject to Stock Appreciation Rights granted in any one Plan Year to any one Participant shall be three hundred thousand (300,000).

        (c)   Restricted Stock or Restricted Stock Units: The maximum aggregate grant with respect to Awards of Restricted Stock or Restricted Stock Units in any one Plan Year to any one Participant shall be one hundred fifty thousand (150,000).

        (d)   Performance Units or Performance Shares: The maximum aggregate Award of Performance Units or Performance Shares that a Participant may receive in any one Plan Year shall be one hundred fifty thousand (150,000) Shares, or equal to the value of one hundred fifty thousand (150,000) Shares determined as of the date of vesting or payout, as applicable.

        (e)   Cash-Based Awards: The maximum aggregate amount awarded or credited with respect to Cash-Based Awards to any one Participant in any one Plan Year may not exceed the value of three million dollars ($3,000,000) or three hundred thousand (300,000) Shares determined as of the date of vesting or payout, as applicable.

        (f)    Other Stock-Based Awards: The maximum aggregate grant with respect to other Stock-Based Awards pursuant to Section 10.2 in any one Plan Year to any one Participant shall be one hundred fifty thousand (150,000).

4.4    Adjustments in Authorized Shares. In the event of any corporate event or transaction (including, but not limited to, a change in the shares of the Company or the capitalization of the Company) such as a merger, consolidation, reorganization, recapitalization, separation, stock dividend, stock split, reverse stock split, split up, spin-off, or other distribution of stock or property of the Company, combination of Shares, exchange of Shares, dividend in kind, or other like change in capital structure or distribution (other than normal cash dividends) to shareholders of the Company, or any similar corporate event or transaction, the Committee, in its sole discretion, in order to prevent dilution or enlargement of Participants' rights under this Plan, shall substitute or adjust, as applicable, the number and kind of Shares that may be issued under this Plan or under particular forms of Awards, the number and kind of Shares subject to outstanding Awards, the Option Price or Grant Price applicable to outstanding Awards, the Annual Award Limits, and other value determinations applicable to outstanding Awards.

        The Committee, in its sole discretion, may also make appropriate adjustments in the terms of any Awards under this Plan to reflect or related to such changes or distributions and to modify any other terms of outstanding Awards, including modifications of performance goals and changes in the length of Performance Periods. The determination of the Committee as to the foregoing adjustments, if any, shall be conclusive and binding on Participants under this Plan.

        Subject to the provisions of Article 18, without affecting the number of Shares reserved or available hereunder, the Committee may authorize the issuance or assumption of benefits under this Plan in connection with any merger, consolidation, acquisition of property or stock, or reorganization upon such terms and conditions as it may deem appropriate.

ARTICLE 5. ELIGIBILITY AND PARTICIPATION

5.1    Eligibility. Individuals eligible to participate in this Plan include all Employees and Directors. Third Party Service Providers are also eligible to participate in this Plan.

5.2    Actual Participation. Subject to the provisions of this Plan, the Committee may, from time to time, select from all eligible individuals, those to whom Awards shall be granted and shall determine, in its sole discretion, the nature of, any and all terms permissible by law, and the amount of each Award.

ARTICLE 6. STOCK OPTIONS

6.1    Grant of Options. Subject to the terms and provisions of this Plan, Options may be granted to Participants in such number, and upon such terms, and at any time and from time to time as shall be determined by the Committee, in its sole discretion; provided that incentive stock options (i.e., options intended to meet the requirements of Code Section 422 or any successor provision) may not be granted under this Plan.

6.2    Award Agreement. Each Option grant shall be evidenced by an Award Agreement that shall specify the Option Price, the maximum duration of the Option, the number of Shares to which the Option pertains, the conditions upon which an Option shall become vested and exercisable, and such other provisions as the Committee shall determine which are not inconsistent with the terms of this Plan.

6.3    Option Price. The Option Price for each grant of an Option under this Plan shall be as determined by the Committee and shall be specified in the Award Agreement; provided, however, the Option Price must be at least equal to one hundred percent (100%) of the FMV of the Shares on the date of grant except in the case of an Option that is granted in connection with a merger, stock exchange, or other acquisition as a substitute or replacement award for options held by optionees of the acquired entity, in which case the Option Price may be less than 100% of FMV of the Shares on the date of grant.

6.4    Duration of Options. Each Option granted to a Participant shall expire at such time as the Committee shall determine at the time of grant; provided, however, no Option shall be exercisable later than the tenth (10th) anniversary date of its grant. Notwithstanding the foregoing, for Options granted to Participants outside the United States, the Committee has the authority to grant Options that have a term greater than ten (10) years.

6.5    Exercise of Options. Options granted under this Article 6 shall be exercisable at such times and be subject to such restrictions and conditions as the Committee shall in each instance approve, which terms and restrictions need not be the same for each grant or for each Participant.

6.6    Payment. Options granted under this Article 6 shall be exercised by the delivery of a notice of exercise to the Company or an agent designated by the Company in a form specified or accepted by the Committee, or by complying with any alternative procedures which may be authorized by the Committee, setting forth the number of Shares with respect to which the Option is to be exercised, accompanied by full payment for the Shares.

        A condition of the issuance of the Shares as to which an Option shall be exercised shall be the payment of the Option Price. The Option Price of any Option shall be payable to the Company in full either: (a) in cash or its equivalent; (b) if the Committee so determines, by tendering (either by actual delivery or attestation) previously acquired Shares having an aggregate Fair Market Value at the time of exercise equal to the Option Price (provided that except as otherwise determined by the Committee, the Shares that are tendered must have been held by the Participant for at least six (6) months prior to their tender to satisfy the Option Price or have been purchased on the open market); (c) if the Committee so determines, by a combination of (a) and (b); or (d) any other method approved or accepted by the Committee in its sole discretion, including, without limitation, if the Committee so determines, a cashless (broker-assisted) exercise. If the Committee makes no determination regarding payment of the Option Price, it will be payable only in cash or its equivalent.

        Subject to any governing rules or regulations, as soon as practicable after receipt of written notification of exercise and full payment (including satisfaction of any applicable tax withholding), the Company shall deliver to the Participant evidence of book entry Shares, or upon the Participant's request, Share certificates in an appropriate amount based upon the number of Shares purchased under the Option(s).

        Unless otherwise determined by the Committee, all payments under all of the methods indicated above shall be paid in United States dollars.

6.7    Restrictions on Share Transferability. The Committee may impose such restrictions on any Shares acquired pursuant to the exercise of an Option granted under this Article 6 as it may deem advisable, including, without limitation, minimum holding period requirements, restrictions under applicable federal securities laws, under the requirements of any stock exchange or market upon which such Shares are then listed and/or traded, or under any blue sky or state securities laws applicable to such Shares.

6.8    Termination of Employment. Each Participant's Award Agreement shall set forth the extent to which the Participant shall have the right to exercise the Option following termination of the Participant's employment or provision of services to the Company, its Affiliates, its Subsidiaries, as the case may be. Such provisions shall be determined in the sole discretion of the Committee, shall be included in the Award Agreement entered into with each Participant, need not be uniform among all Options issued pursuant to this Article 6, and may reflect distinctions based on the reasons for termination. If nothing is provided in the Award Agreement, then all Options that are unvested at the time of termination of the Participant's employment or provision of services will terminate as of such time and all Options that are then vested will expire thirty (30) days thereafter.

6.9    Transferability of Options. Except as otherwise provided in a Participant's Award Agreement or otherwise at any time by the Committee, no Option granted under this Article 6 may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution; provided that the Board or Committee may permit further transferability, on a general or a specific basis, and may impose conditions and limitations on any permitted transferability. Further, except as otherwise provided in a Participant's Award Agreement or otherwise at any time by the Committee, or unless the Board or Committee decides to permit further transferability, all Options granted to a Participant under this Article 6 shall be exercisable during his or her lifetime only by such Participant. With respect to those Options, if any, that are permitted to be transferred to another person, references in this Plan to exercise or payment of the Option Price by the Participant shall be deemed to include, as determined by the Committee, the Participant's permitted transferee.

6.10.    Substituting SARs. In the event the Company no longer uses APB Opinion 25 to account for equity compensation and is required to or elects to expense the cost of Options pursuant to FAS 123 (or a successor standard), the Committee shall have the ability to substitute, without receiving Participant permission, SARs paid only in Stock (or SARs paid in Stock or cash if provided for in the Award Agreement) for outstanding Options; provided, the terms of the substituted Stock SARs are the same as the terms for the Options and the difference between the Fair Market Value of the underlying Shares and the Grant Price of the SARs is equivalent to the difference between the Fair Market Value of the underlying Shares and the Option Price of the Options. If, in the opinion of the Company's auditors, this provision creates adverse accounting consequences for the Company, it shall be considered null and void.

ARTICLE 7. STOCK APPRECIATION RIGHTS

7.1    Grant of SARs. Subject to the terms and conditions of this Plan, SARs may be granted to Participants at any time and from time to time as shall be determined by the Committee. The Committee may grant Freestanding SARs, Tandem SARs, or any combination of these forms of SARs.

        Subject to the terms and conditions of this Plan, the Committee shall have complete discretion in determining the number of SARs granted to each Participant and, consistent with the provisions of this Plan, in determining the terms and conditions pertaining to such SARs.

        The Grant Price for each grant of a Freestanding SAR shall be determined by the Committee and shall be specified in the Award Agreement; provided, however, the Grant Price must be at least equal to one hundred percent (100%) of the FMV of the Shares on the date of grant. The Grant Price of Tandem SARs shall be equal to the Option Price of the related Option.

7.2    SAR Agreement. Each SAR Award shall be evidenced by an Award Agreement that shall specify the grant price, the term of the SAR, and such other provisions as the Committee shall determine.

7.3    Term of SAR. The term of an SAR granted under this Plan shall be determined by the Committee, in its sole discretion, and except as determined otherwise by the Committee and specified in the SAR Award Agreement, no SAR shall be exercisable later than the tenth (10th) anniversary date of its grant. Notwithstanding the foregoing, for SARs granted to Participants outside the United States, the Committee has the authority to grant SARs that have a term greater than ten (10) years.

7.4    Exercise of Freestanding SARs. Freestanding SARs may be exercised upon whatever terms and conditions the Committee, in its sole discretion, imposes.

7.5.    Exercise of Tandem SARs. Tandem SARs may be exercised for all or part of the Shares subject to the related Option upon the surrender of the right to exercise the equivalent portion of the related Option. A Tandem SAR may be exercised only with respect to the Shares for which its related Option is then exercisable.

7.6    Payment of SAR Amount. Upon the exercise of an SAR, a Participant shall be entitled to receive payment from the Company in an amount determined by multiplying (a) the excess of the Fair Market Value of a Share on the date of exercise over the Grant Price by(b) the number of Shares with respect to which the SAR is exercised. At the discretion of the Committee, the payment upon SAR exercise may be in cash, Shares, or any combination thereof, or in any other manner approved by the Committee in its sole discretion. The Committee's determination regarding the form of SAR payout shall be set forth in the Award Agreement pertaining to the grant of the SAR.

7.7    Termination of Employment. Each Award Agreement shall set forth the extent to which the Participant shall have the right to exercise the SAR following termination of the Participant's employment with or provision of services to the Company, its Affiliates, and/or its Subsidiaries, as the case may be. Such provisions shall be determined in the sole discretion of the Committee, shall be included in the Award Agreement entered into with Participants, need not be uniform among all SARs issued pursuant to this Plan, and may reflect distinctions based on the reasons for termination. If nothing is provided in the Award Agreement, then all SARs that are unvested at the time of termination of the Participant's employment or provision of services will terminate as of such time.

7.8    Nontransferability of SARs. Except as otherwise provided in a Participant's Award Agreement or otherwise at any time by the Committee, no SAR granted under this Plan may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. Further, except as otherwise provided in a Participant's Award Agreement or otherwise at any time by the Committee, all SARs granted to a Participant under this Plan shall be exercisable during his or her lifetime only by such Participant. With respect to those SARs, if any, that are permitted to be transferred to another person, references in this Plan to exercise of the SAR by the Participant or payment of any amount to the Participant shall be deemed to include, as determined by the Committee, the Participant's permitted transferee.

7.9    Other Restrictions. The Committee shall impose such other conditions and/or restrictions on any Shares received upon exercise of a SAR granted pursuant to this Plan as it may deem advisable or desirable. These restrictions may include, but shall not be limited to, a requirement that the Participant hold the Shares received upon exercise of a SAR for a specified period of time.

ARTICLE 8. RESTRICTED STOCK AND RESTRICTED STOCK UNITS

8.1    Grant of Restricted Stock or Restricted Stock Units. Subject to the terms and provisions of this Plan, the Committee, at any time and from time to time, may grant Shares of Restricted Stock and/or Restricted Stock Units to Participants in such amounts as the Committee shall determine. Restricted Stock Units shall be similar to Restricted Stock except that no Shares are actually awarded to the Participant on the date of grant.

8.2    Restricted Stock or Restricted Stock Unit Agreement. Each Restricted Stock and/or Restricted Stock Unit grant shall be evidenced by an Award Agreement that shall specify the Period(s) of Restriction, the number of Shares of Restricted Stock or the number of Restricted Stock Units granted, and such other provisions as the Committee shall determine.

8.3    Transferability. Except as provided in this Plan or an Award Agreement, the Shares of Restricted Stock and/or Restricted Stock Units granted herein may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated until the end of the applicable Period of Restriction established by the Committee and specified in the Award Agreement (and in the case of Restricted Stock Units until the date of delivery or other payment), or upon earlier satisfaction of any other conditions, as specified by the Committee, in its sole discretion, and set forth in the Award Agreement or otherwise at any time by the Committee. All rights with respect to the Restricted Stock and/or Restricted Stock Units granted to a Participant under this Plan shall be available during his or her lifetime only to such Participant, except as otherwise provided in an Award Agreement or at any time by the Committee.

8.4    Other Restrictions. The Committee shall impose such other conditions and/or restrictions on any Shares of Restricted Stock or Restricted Stock Units granted pursuant to this Plan as it may deem advisable including, without limitation, a requirement that Participants pay a stipulated purchase price for each Share of Restricted Stock or each Restricted Stock Unit, restrictions based upon the achievement of specific performance goals, time-based restrictions on vesting following the attainment of the performance goals, time-based restrictions, and/or restrictions under applicable laws or under the requirements of any stock exchange or market upon which such Shares are listed or traded, or holding requirements or sale restrictions placed on the Shares by the Company upon vesting of such Restricted Stock or Restricted Stock Units.

        Except with respect to a maximum of five percent (5%) of the Shares authorized in Section 4.1(a), any Awards of Restricted Stock or Restricted Stock Units which vest on the basis of the Participant's continued employment with or provision of service to the Company shall not provide for vesting which is any more rapid than annual pro rata vesting over a three (3) year period and any Awards of Restricted Stock or Restricted Stock Units which vest upon the attainment of performance goals shall provide for a performance period of at least twelve (12) months.

        To the extent deemed appropriate by the Committee, the Company may retain the certificates representing Shares of Restricted Stock in the Company's possession until such time as all conditions and/or restrictions applicable to such Shares have been satisfied or lapse.

        Except as otherwise provided in this Article 8, Shares of Restricted Stock covered by each Restricted Stock Award shall become freely transferable by the Participant after all conditions and restrictions applicable to such Shares have been satisfied or lapse (including satisfaction of any applicable tax withholding obligations), and Restricted Stock Units shall be paid in cash, Shares, or a combination of cash and Shares as the Committee, in its sole discretion shall determine.

8.5    Certificate Legend. In addition to any legends placed on certificates pursuant to Section 8.4, each certificate representing Shares of Restricted Stock granted pursuant to this Plan may bear a legend such as the following or as otherwise determined by the Committee in its sole discretion:

        The sale or transfer of Shares of stock represented by this certificate, whether voluntary, involuntary, or by operation of law, is subject to certain restrictions on transfer as set forth in the Aftermarket Technology Corp. 2004 Stock Incentive Plan, and in the associated Award Agreement. A copy of this Plan and such Award Agreement may be obtained from Aftermarket Technology Corp.

8.6    Voting Rights. Unless otherwise determined by the Committee and set forth in a Participant's Award Agreement, to the extent permitted or required by law, as determined by the Committee, Participants holding Shares of Restricted Stock granted hereunder may be granted the right to exercise full voting rights with respect to those Shares during the Period of Restriction. A Participant shall have no voting rights with respect to any Restricted Stock Units granted hereunder.

8.7    Termination of Employment. Each Award Agreement shall set forth the extent to which the Participant shall have the right to retain Restricted Stock and/or Restricted Stock Units following termination of the Participant's employment with or provision of services to the Company, its Affiliates, and/or its Subsidiaries, as the case may be. Such provisions shall be determined in the sole discretion of the Committee, shall be included in the Award Agreement entered into with each Participant, need not be uniform among all Shares of Restricted Stock or Restricted Stock Units issued pursuant to this Plan, and may reflect distinctions based on the reasons for termination. If nothing is provided in the Award Agreement, then all Restricted Stock and Restricted Stock Units that are unvested at the time of termination of the Participant's employment or provision of services will terminate as of such time.

8.8    Section 83(b) Election. The Committee may provide in an Award Agreement that the Award of Restricted Stock is conditioned upon the Participant making or refraining from making an election with respect to the Award under Section 83(b) of the Code. If a Participant makes an election pursuant to Section 83(b) of the Code concerning a Restricted Stock Award, the Participant shall be required to file promptly a copy of such election with the Company.

ARTICLE 9. PERFORMANCE UNITS/PERFORMANCE SHARES

9.1    Grant of Performance Units/Performance Shares. Subject to the terms and provisions of this Plan, the Committee, at any time and from time to time, may grant Performance Units and/or Performance Shares to Participants in such amounts and upon such terms as the Committee shall determine.

9.2    Value of Performance Units/Performance Shares. Each Performance Unit shall have an initial value that is established by the Committee at the time of grant. Each Performance Share shall have an initial value equal to the Fair Market Value of a Share on the date of grant. The Committee shall set performance goals in its discretion which, depending on the extent to which they are met, will determine the value and/or number of Performance Units/Performance Shares that will be paid out to the Participant.

9.3    Earning of Performance Units/Performance Shares. Subject to the terms of this Plan, after the applicable Performance Period has ended, the holder of Performance Units/Performance Shares shall be entitled to receive payout on the value and number of Performance Units/Performance Shares earned by the Participant over the Performance Period, to be determined as a function of the extent to which the corresponding performance goals have been achieved.

9.4    Form and Timing of Payment of Performance Units/Performance Shares. Payment of earned Performance Units/Performance Shares shall be as determined by the Committee and as evidenced in the Award Agreement. Subject to the terms of this Plan, the Committee, in its sole discretion, may pay earned Performance Units/Performance Shares in the form of cash or in Shares (or in a combination thereof) equal to the value of the earned Performance Units/Performance Shares at the close of the applicable Performance Period, or as soon as practicable after the end of the Performance Period. Any Shares may be granted subject to any restrictions deemed appropriate by the Committee. The determination of the Committee with respect to the form of payout of such Awards shall be set forth in the Award Agreement pertaining to the grant of the Award.

9.5    Termination of Employment. Each Award Agreement shall set forth the extent to which the Participant shall have the right to retain Performance Units and/or Performance Shares following termination of the Participant's employment with or provision of services to the Company, its Affiliates, and/or its Subsidiaries, as the case may be. Such provisions shall be determined in the sole discretion of the Committee, shall be included in the Award Agreement entered into with each Participant, need not be uniform among all Awards of Performance Units or Performance Shares issued pursuant to this Plan, and may reflect distinctions based on the reasons for termination.

9.6    Nontransferability. Except as otherwise provided in a Participant's Award Agreement or otherwise at any time by the Committee, Performance Units/Performance Shares may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. Further, except as otherwise provided in a Participant's Award Agreement or otherwise at any time by the Committee, a Participant's rights under this Plan shall be exercisable during his or her lifetime only by such Participant.

ARTICLE 10. CASH-BASED AWARDS AND OTHER STOCK-BASED AWARDS

10.1    Grant of Cash-Based Awards. Subject to the terms and provisions of this Plan, the Committee, at any time and from time to time, may grant Cash-Based Awards to Participants in such amounts and upon such terms as the Committee may determine.

10.2    Other Stock-Based Awards. The Committee may grant other types of equity-based or equity-related Awards not otherwise described by the terms of this Plan (including the grant or offer for sale of unrestricted Shares)

in such amounts and subject to such terms and conditions, as the Committee shall determine. Such Awards may involve the transfer of actual Shares to Participants, or payment in cash or otherwise of amounts based on the value of Shares and may include, without limitation, Awards designed to comply with or take advantage of the applicable local laws of jurisdictions other than the United States. Any such Award will be subject to a minimum 12-month vesting period, subject to Section 10.5 and Article 17.

10.3    Value of Cash-Based and Other Stock-Based Awards. Each Cash-Based Award shall specify a payment amount or payment range as determined by the Committee. Each Other Stock-Based Award shall be expressed in terms of Shares or units based on Shares, as determined by the Committee. The Committee may establish performance goals in its discretion. If the Committee exercises its discretion to establish performance goals, the number and/or value of Cash-Based Awards or Other Stock-Based Awards that will be paid out to the Participant will depend on the extent to which the performance goals are met.

10.4    Payment of Cash-Based Awards and Other Stock-Based Awards. Payment, if any, with respect to a Cash-Based Award or an Other Stock-Based Award shall be made in accordance with the terms of the Award, in cash or Shares as the Committee determines.

10.5    Termination of Employment. The Committee shall determine the extent to which the Participant shall have the right to receive Cash-Based Awards following termination of the Participant's employment with or provision of services to the Company, its Affiliates, and/or its Subsidiaries, as the case may be. Such provisions shall be determined in the sole discretion of the Committee, such provisions may be included in an agreement entered into with each Participant, but need not be uniform among all Awards of Cash-Based Awards issued pursuant to this Plan, and may reflect distinctions based on the reasons for termination. If the Committee makes no such determination, then the Participant shall have no right to receive Cash-Based Awards that are paid out after the time of termination of the Participant's employment or provision of services.

10.6    Nontransferability. Except as otherwise determined by the Committee, neither Cash-Based Awards nor Other Stock-Based Awards may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. Further, except as otherwise provided by the Committee, a Participant's rights under this Plan, if exercisable, shall be exercisable during his or her lifetime only by such Participant. With respect to those Cash-Based Awards or Other Stock-Based Awards, if any, that are permitted to be transferred to another person, references in this Plan to exercise or payment of such Awards by or to the Participant shall be deemed to include, as determined by the Committee, the Participant's permitted transferee.

ARTICLE 11. PERFORMANCE MEASURES

11.1 Performance Measures. Unless and until the Committee proposes for shareholder vote and the shareholders approve a change in the general Performance Measures set forth in this Article 11, the performance goals upon which the payment or vesting of an Award to a Covered Employee that is intended to qualify as Performance-Based Compensation shall be limited to the following Performance Measures:

  (a)
  Net earnings or net income (before or after taxes);

  (b)
  Earnings per share;

  (c)
  Net sales growth;

  (d)
  Net operating profit;

  (e)
  Return measures (including, but not limited to, return on assets, capital, equity, or sales);

  (f)
  Cash flow (including, but not limited to, operating cash flow, free cash flow, and cash flow return on capital);

  (g)
  Earnings before or after taxes, interest, depreciation, and/or amortization;

  (h)
  Gross or operating margins;

  (i)
  Productivity ratios;

  (j)
  Share price (including, but not limited to, growth measures and total shareholder return);

  (k)
  Expense targets;

  (l)
  Margins;

  (m)
  Operating efficiency;

  (n)
  Customer satisfaction;

  (o)
  Working capital targets; and

  (p)
  EVA®.

        Any Performance Measure(s) may be used to measure the performance of the Company, Subsidiary, and/or Affiliate as a whole or any business unit of the Company, Subsidiary, and/or Affiliate or any combination thereof, as the Committee may deem appropriate, or any of the above Performance Measures as compared to the performance of a group of comparator companies, or published or special index that the Committee, in its sole discretion, deems appropriate, or the Company may select Performance Measure (j) above as compared to various stock market indices. The Committee also has the authority to provide for accelerated vesting of any Award based on the achievement of performance goals pursuant to the Performance Measures specified in this Article 11.

11.2    Award Agreement. Each Award Agreement for an Award to a Covered Employee that is intended to qualify as Performance-Based Compensation shall contain provisions regarding (a) the target and maximum amount payable to the Covered Employee as an Award, (b) the Performance Measure and level of achievement versus these criteria that shall determine the amount of such Award, (c) the term of the performance period as to which performance shall be measured for determining the amount of the Award, (d) the timing of any payment earned by virtue of performance, (e) restrictions on the alienation or transfer of the Award prior to actual payment, (f) forfeiture provisions and (g) such further terms and conditions, in each case not inconsistent with this Plan, as may be determined from time to time by the Committee.

11.3    Payment. The Committee shall certify the extent to which any Performance Measure has been satisfied, and the amount payable as a result thereof, prior to payment of any Award to a Covered Employee that is intended to qualify as Performance-Based Compensation. The Committee shall determine the timing of payment of any Award and may provide for or, subject to such terms and conditions as the Committee may specify, may permit a Participant to elect for the payment of any such Award to be deferred to a specified date or event. An Award may be payable in Shares or in cash. Any such Award that is paid in cash shall not affect the number of Shares otherwise available for issuance under this Plan.

11.4    Evaluation of Performance. The Committee may provide in any such Award that is intended to qualify as Performance-Based Compensation that any evaluation of performance may include or exclude any of the following events that occurs during a Performance Period: (a) asset write-downs, (b) litigation or claim judgments or settlements, (c) the effect of changes in tax laws, accounting principles, or other laws or provisions affecting reported results, (d) any reorganization and restructuring programs, (e) extraordinary nonrecurring items as described in Accounting Principles Board Opinion No. 30 and/or in management's discussion and analysis of financial condition and results of operations appearing in the Company's annual report to shareholders for the applicable year, (f) acquisitions or divestitures, and (g) foreign exchange gains and losses. To the extent such inclusions or exclusions affect Awards to Covered Employees, they shall be prescribed in a form that meets the requirements of Code Section 162(m) for deductibility.

11.5    Adjustment of Performance-Based Compensation. Awards that are designed to qualify as Performance-Based Compensation, and that are held by Covered Employees, may not be adjusted upward. The Committee shall retain the discretion to adjust such Awards downward, either on a formula or discretionary basis or any combination, as the Committee determines.

11.6    Committee Discretion. In the event that applicable tax and/or securities laws change to permit Committee discretion to alter the governing Performance Measures without obtaining shareholder approval of such changes, the Committee shall have sole discretion to make such changes without obtaining shareholder approval. In addition, in the event that the Committee determines that it is advisable to grant Awards that shall not qualify as Performance-Based Compensation, the Committee may make such grants without satisfying the requirements of Code Section 162(m) and may base vesting on Performance Measures other than those set forth in Section 11.1.

ARTICLE 12. NONEMPLOYEE DIRECTOR AWARDS

        All Awards to Nonemployee Directors shall be determined by the Board; provided, however, that (a) the Option Price or the Grant Price must be equal to one hundred percent (100%) of the FMV of the Shares on the date of grant, (b) the vesting period for any Award may not be less than eleven (11) months, subject to Article 17, and

(c) if at any time a Nonemployee Director ceases to be a director of the Company, then (i) his Options, SARs and Restricted Stock that are unvested at such time shall expire at such time and (ii) his Options that are vested at such time shall expire on the first anniversary of such time.

ARTICLE 13. DIVIDEND EQUIVALENTS

        Any Participant selected by the Committee may be granted dividend equivalents based on the dividends declared on Shares that are subject to any Award, to be credited as of dividend payment dates, during the period between the date the Award is granted and the date the Award is exercised, vests or expires, as determined by the Committee. Such dividend equivalents shall be converted to cash or additional Shares by such formula and at such time and subject to such limitations as may be determined by the Committee.

ARTICLE 14. BENEFICIARY DESIGNATION

        Each Participant under this Plan may, from time to time, name any beneficiary or beneficiaries (who may be named contingently or successively) to whom any benefit under this Plan is to be paid in case of his or her death before he or she receives any or all of such benefit. Each such designation shall revoke all prior designations by the same Participant, shall be in a form prescribed by the Committee, and will be effective only when filed by the Participant in writing with the Company during the Participant's lifetime. In the absence of any such designation, benefits remaining unpaid at the Participant's death shall be paid to the Participant's estate.

ARTICLE 15. DEFERRALS

        The Committee may permit or require a Participant to defer such Participant's receipt of the payment of cash or the delivery of Shares that would otherwise be due to such Participant by virtue of the exercise of an Option or SAR, the lapse or waiver of restrictions with respect to Restricted Stock or Restricted Stock Units, or the satisfaction of any requirements or performance goals with respect to Performance Shares, Performance Units, Cash-Based Awards, and Covered Employee Annual Incentive Award, Other Stock-Based Awards, or Cash-Based Awards. If any such deferral election is required or permitted, the Committee shall, in its sole discretion, establish rules and procedures for such payment deferrals.

ARTICLE 16. RIGHTS OF PARTICIPANTS

16.1    Employment. Nothing in this Plan or an Award Agreement shall interfere with or limit in any way the right of the Company, its Affiliates, and/or its Subsidiaries, to terminate any Participant's employment or service on the Board at any time or for any reason not prohibited by law, nor confer upon any Participant any right to continue his or her employment or service as a Director for any specified period of time.

        Neither an Award nor any benefits arising under this Plan shall constitute an employment contract with the Company, its Affiliates, and/or its Subsidiaries and, accordingly, subject to Articles 3 and 18, this Plan and the benefits hereunder may be terminated at any time in the sole and exclusive discretion of the Committee without giving rise to any liability on the part of the Company, its Affiliates, and/or its Subsidiaries.

16.2    Participation. No individual shall have the right to be selected to receive an Award under this Plan, or, having been so selected, to be selected to receive a future Award.

16.3    Rights as a Shareholder. Except as otherwise provided herein, a Participant shall have none of the rights of a shareholder with respect to Shares covered by any Award until the Participant becomes the record holder of such Shares.

ARTICLE 17. CHANGE OF CONTROL

        Upon the occurrence of a Change of Control, unless otherwise specifically prohibited under applicable laws or by the rules and regulations of any governing governmental agencies or national securities exchanges, or unless the Committee shall determine otherwise in the Award Agreement, (a) any vesting provision or other restriction on any outstanding Awards shall lapse and such Awards shall be fully exercisable or payable, as the case may be, and (b) the target payout opportunities attainable under all outstanding Awards of performance-based Restricted Stock, performance-based Restricted Stock Units, Performance Units, and Performance Shares, shall be deemed to have been fully earned based on targeted performance being attained as of the effective date of the Change of Control.

ARTICLE 18. AMENDMENT, MODIFICATION, SUSPENSION, AND TERMINATION

18.1    Amendment, Modification, Suspension, and Termination. The Board may amend, alter, suspend or discontinue this Plan at any time and the Committee may, to the extent permitted by this Plan, amend any Award Agreement but, except as provided pursuant to Section 18.2, no such amendment shall, without the approval of the shareholders of the Company:

        (a)   increase the maximum number of Shares for which Awards may be granted under this Plan;

        (b)   reduce (i) the Option Price at which Options may be granted below the price provided for in Section 6.3 or Article 12 or (ii) the Grant Price at which SARs may be granted below the price provided for in Section 7.1 or Article 12;

        (c)   reduce the Option Price of outstanding Options or the Grant Price of outstanding SARs;

        (d)   extend the term of this Plan;

        (e)   change the class of persons eligible to be Participants;

        (f)    increase the individual maximum limits in Sections 4.1(c) or 4.3; and/or.

        (g)   make any other amendment where shareholder approval is required by applicable law or regulation or the rules of the exchange or quotation system on which the Shares are then traded or listed.

18.2    Adjustment of Awards Upon the Occurrence of Certain Unusual or Nonrecurring Events. The Committee may make adjustments in the terms and conditions of, and the criteria included in, Awards in recognition of unusual or nonrecurring events (including, without limitation, the events described in Section 4.4) affecting the Company or the financial statements of the Company or of changes in applicable laws, regulations, or accounting principles, whenever the Committee determines that such adjustments are appropriate in order to prevent unintended dilution or enlargement of the benefits or potential benefits intended to be made available under this Plan. The determination of the Committee as to the foregoing adjustments, if any, shall be conclusive and binding on Participants under this Plan.

18.3    Awards Previously Granted. The Committee may to the extent permitted by this Plan amend any outstanding Award Agreement but no amendment or alteration shall be made that would impair the rights of a Participant, without such Participant's consent, under any Award theretofore granted, provided that no such consent shall be required if the Committee determines in its sole discretion and prior to the date of any Change of Control that such amendment or alteration either (a) is required or advisable in order for the Company, this Plan or the Award to satisfy any law or regulation or to meet the requirements of any accounting standard, or (b) is not reasonably likely to significantly diminish the benefits provided under such Award, or that any such diminishment has been adequately compensated.

ARTICLE 19. WITHHOLDING

19.1    Tax Withholding. The Company shall have the power and the right to deduct or withhold, or require a Participant to remit to the Company, the minimum statutory amount to satisfy federal, state, and local taxes, domestic or foreign, required by law or regulation to be withheld with respect to any taxable event arising as a result of this Plan.

19.2    Share Withholding. With respect to withholding required upon the exercise of Options or SARs, upon the lapse of restrictions on Restricted Stock and Restricted Stock Units, or upon the achievement of performance goals related to Performance Shares, or any other taxable event arising as a result of an Award granted hereunder, Participants may elect, subject to the approval of the Committee, to satisfy the withholding requirement, in whole or in part, by having the Company withhold Shares having a Fair Market Value on the date the tax is to be determined equal to the minimum statutory total tax that could be imposed on the transaction. All such elections shall be irrevocable, made in writing, and signed by the Participant, and shall be subject to any restrictions or limitations that the Committee, in its sole discretion, deems appropriate.

ARTICLE 20. SUCCESSORS

        All obligations of the Company under this Plan with respect to Awards granted hereunder shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all of the business and/or assets of the Company.

ARTICLE 21. GENERAL PROVISIONS

21.1    Forfeiture Events.

        (a)   The Committee may specify in an Award Agreement that the Participant's rights, payments, and benefits with respect to an Award shall be subject to reduction, cancellation, forfeiture, or recoupment upon the occurrence of certain specified events, in addition to any otherwise applicable vesting or performance conditions of an Award. Such events may include, but shall not be limited to, termination of employment for cause, termination of the Participant's provision of services to the Company, Affiliate, and/or Subsidiary, violation of material Company, Affiliate, and/or Subsidiary policies, breach of noncompetition, confidentiality, or other restrictive covenants that may apply to the Participant, or other conduct by the Participant that is detrimental to the business or reputation of the Company, its Affiliates, and/or its Subsidiaries.

        (b)   If the Company is required to prepare an accounting restatement due to the material noncompliance of the Company, as a result of misconduct, with any financial reporting requirement under the securities laws, if the Participant knowingly or grossly negligently engaged in the misconduct, or knowingly or grossly negligently failed to prevent the misconduct, or if the Participant is one of the persons subject to automatic forfeiture under Section 304 of the Sarbanes-Oxley Act of 2002, the Participant shall reimburse the Company the amount of any payment in settlement of an Award earned or accrued during the twelve-month period following the first public issuance or filing with the United States Securities and Exchange Commission (whichever just occurred) of the financial document embodying such financial reporting requirement.

21.2    Legend. The certificates for Shares may include any legend which the Committee deems appropriate to reflect any restrictions on transfer of such Shares.

21.3    Gender and Number. Except where otherwise indicated by the context, any masculine term used herein also shall include the feminine, the plural shall include the singular, and the singular shall include the plural.

21.4    Severability. In the event any provision of this Plan shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of this Plan, and this Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

21.5    Requirements of Law. The granting of Awards and the issuance of Shares under this Plan shall be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required.

21.6    Delivery of Title. The Company shall have no obligation to issue or deliver evidence of title for Shares issued under this Plan prior to:

        (a)   Obtaining any approvals from governmental agencies that the Company determines are necessary or advisable; and

        (b)   Completion of any registration or other qualification of the Shares under any applicable national or foreign law or ruling of any governmental body that the Company determines to be necessary or advisable.

21.7    Inability to Obtain Authority. The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

21.8    Investment Representations. The Committee may require any person receiving Shares pursuant to an Award under this Plan to represent and warrant in writing that the person is acquiring the Shares for investment and without any present intention to sell or distribute such Shares.

21.9    Employees Based Outside of the United States. Notwithstanding any provision of this Plan to the contrary, in order to comply with the laws in other countries in which the Company, its Affiliates, and/or its Subsidiaries operate or have Employees, Directors, or Third Party Service Providers, the Committee, in its sole discretion, shall have the power and authority to:

        (a)   Determine which Affiliates and Subsidiaries shall be covered by this Plan;

        (b)   Determine which Employees and/or Directors or Third Party Service Providers outside the United States are eligible to participate in this Plan;

        (c)   Modify the terms and conditions of any Award granted to Employees and/or Directors or Third Party Service Providers outside the United States to comply with applicable foreign laws;

        (d)   Establish subplans and modify exercise procedures and other terms and procedures, to the extent such actions may be necessary or advisable. Any subplans and modifications to Plan terms and procedures established under this Section 21.9 by the Committee shall be attached to this Plan document as appendices; and

        (e)   Take any action, before or after an Award is made, that it deems advisable to obtain approval or comply with any necessary local government regulatory exemptions or approvals.

        Notwithstanding the above, the Committee may not take any actions hereunder, and no Awards shall be granted, that would violate applicable law.

21.10    Uncertificated Shares. To the extent that this Plan provides for issuance of certificates to reflect the transfer of Shares, the transfer of such Shares may be effected on a noncertificated basis, to the extent not prohibited by applicable law or the rules of any stock exchange.

21.11    Unfunded Plan. Participants shall have no right, title, or interest whatsoever in or to any investments that the Company, and/or its Subsidiaries, and/or Affiliates may make to aid it in meeting its obligations under this Plan. Nothing contained in this Plan, and no action taken pursuant to its provisions, shall create or be construed to create a trust of any kind, or a fiduciary relationship between the Company and any Participant, beneficiary, legal representative, or any other person. To the extent that any person acquires a right to receive payments from the Company, and/or its Subsidiaries, and/or Affiliates under this Plan, such right shall be no greater than the right of an unsecured general creditor of the Company, a Subsidiary, or an Affiliate, as the case may be. All payments to be made hereunder shall be paid from the general funds of the Company, a Subsidiary, or an Affiliate, as the case may be and no special or separate fund shall be established and no segregation of assets shall be made to assure payment of such amounts except as expressly set forth in this Plan. This Plan is not subject to ERISA.

21.12    No Fractional Shares. No fractional Shares shall be issued or delivered pursuant to this Plan or any Award. The Committee shall determine whether cash, Awards, or other property shall be issued or paid in lieu of fractional Shares or whether such fractional Shares or any rights thereto shall be forfeited or otherwise eliminated.

21.13    Retirement and Welfare Plans. Neither Awards made under this Plan nor Shares or cash paid pursuant to such Awards, except pursuant to Covered Employee Annual Incentive Awards, will be included as "compensation" for purposes of computing the benefits payable to any Participant under the Company's or any Subsidiary's or Affiliate's retirement plans (both qualified and non-qualified) or welfare benefit plans unless such other plan expressly provides that such compensation shall be taken into account in computing a participant's benefit.

21.14    Nonexclusivity of this Plan. The adoption of this Plan shall not be construed as creating any limitations on the power of the Board or Committee to adopt such other compensation arrangements as it may deem desirable for any Participant.

21.15    No Constraint on Corporate Action. Nothing in this Plan shall be construed to: (a) limit, impair, or otherwise affect the Company's or a Subsidiary's or an Affiliate's right or power to make adjustments, reclassifications, reorganizations, or changes of its capital or business structure, or to merge or consolidate, or dissolve, liquidate, sell, or transfer all or any part of its business or assets; or, (b) limit the right or power of the Company or a Subsidiary or an Affiliate to take any action which such entity deems to be necessary or appropriate.

21.16    Governing Law. This Plan and each Award Agreement shall be governed by the laws of the State of Delaware, excluding any conflicts or choice of law rule or principle that might otherwise refer construction or interpretation of this Plan to the substantive law of another jurisdiction. Unless otherwise provided in the Award Agreement, recipients of an Award under this Plan are deemed to submit to the exclusive jurisdiction and venue of the federal or state courts of Delaware, to resolve any and all issues that may arise out of or relate to this Plan or any related Award Agreement.

APPENDIX C

        THIS PROXY IS SOLICITED ON BEHALF OF THE DIRECTORS OF

AFTERMARKET TECHNOLOGY CORP.

For Annual Meeting of Stockholders

May 12, 2004

The undersigned stockholder of Aftermarket Technology Corp. (the "Company") acknowledges receipt of the Notice of Annual Meeting of Stockholders of the Company and the accompanying Proxy Statement, each dated April 6, 2004, and the undersigned hereby revokes all prior proxies and hereby constitutes and appoints Donald T. Johnson, Jr., Todd R. Peters and Joseph Salamunovich, and each of them (each with full power of substitution and with full power to act without the others), the proxies of the undersigned, to represent the undersigned and to vote all the shares of common stock of the Company that the undersigned would be entitled to vote at the Annual Meeting of Stockholders of the Company to be held on May 12, 2004 at 8:00 a.m., Central time, at the Oak Brook Hills Resort, 3500 Midwest Road, Oak Brook, Illinois, and at any adjournment thereof.

Please sign and date this proxy on the reverse side and return it in the enclosed envelope.

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ANNUAL MEETING OF STOCKHOLDERS OF

AFTERMARKET TECHNOLOGY CORP.

May 12, 2004

Please date, sign and mail
your proxy card in the
envelope provided as soon
as possible.

— Please detach along perforated line and mail in the envelope provided. —

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSALS 1 AND 2. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1.	Election of Directors:	NOMINEES	2.	Approval of 2004 Stock Incentive Plan:
☐ ☐ ☐	FOR ALL NOMINEES WITHHOLD AUTHORITY FOR ALL NOMINEES FOR ALL EXCEPT (See instructions below)	☐ Robert Anderson ☐ Michael T. DuBose ☐ Dale F. Frey ☐ Mark C. Hardy ☐ Dr. Michael J. Hartnett		FOR ☐	AGAINST ☐	ABSTAIN ☐
		☐ Donald T. Johnson, Jr. ☐ Michael D. Jordan ☐ Gerald L. Parsky ☐ S. Lawrence Prendergast	3.	To vote upon such other business as may properly come before the meeting or any adjournment thereof.
			This proxy will be voted as directed by the undersigned; where no choice is specified, it will be voted FOR Proposals 1 and 2 and in the discretion of the proxies with respect to matters described in Proposal 3.
INSTRUCTION:	To withhold authority to vote for any individual nominee(s), mark "FOR ALL EXCEPT" and fill in the circle next to each nominee you wish to withhold, as shown here: ☒

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.

Signature of Stockholder                                        Date:                     Signature of Stockholder                                        Date:

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

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SOLICITATION OF PROXIES
VOTING
ELECTION OF DIRECTORS
MANAGEMENT
EXECUTIVE COMPENSATION
SECURITIES AUTHORIZED FOR ISSUANCE UNDER EQUITY COMPENSATION PLANS
PERFORMANCE GRAPH
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
CERTAIN TRANSACTIONS
APPROVAL OF ADOPTION OF 2004 STOCK INCENTIVE PLAN
AUDIT MATTERS
ANNUAL REPORT
STOCKHOLDER COMMUNICATIONS WITH THE BOARD OF DIRECTORS
STOCKHOLDER PROPOSALS FOR THE 2005 ANNUAL MEETING OF STOCKHOLDERS
AFTERMARKET TECHNOLOGY CORP. NOMINATING COMMITTEE CHARTER
AFTERMARKET TECHNOLOGY CORP. 2004 Stock Incentive Plan
AFTERMARKET TECHNOLOGY CORP. 2004 STOCK INCENTIVE PLAN ARTICLE 1. ESTABLISHMENT, PURPOSE, AND DURATION
ARTICLE 2. DEFINITIONS
ARTICLE 3. ADMINISTRATION
ARTICLE 4. SHARES SUBJECT TO THIS PLAN AND MAXIMUM AWARDS
ARTICLE 5. ELIGIBILITY AND PARTICIPATION
ARTICLE 6. STOCK OPTIONS
ARTICLE 7. STOCK APPRECIATION RIGHTS
ARTICLE 8. RESTRICTED STOCK AND RESTRICTED STOCK UNITS
ARTICLE 9. PERFORMANCE UNITS/PERFORMANCE SHARES
ARTICLE 10. CASH-BASED AWARDS AND OTHER STOCK-BASED AWARDS
ARTICLE 11. PERFORMANCE MEASURES
ARTICLE 12. NONEMPLOYEE DIRECTOR AWARDS
ARTICLE 13. DIVIDEND EQUIVALENTS
ARTICLE 14. BENEFICIARY DESIGNATION
ARTICLE 15. DEFERRALS
ARTICLE 16. RIGHTS OF PARTICIPANTS
ARTICLE 17. CHANGE OF CONTROL
ARTICLE 18. AMENDMENT, MODIFICATION, SUSPENSION, AND TERMINATION
ARTICLE 19. WITHHOLDING
ARTICLE 20. SUCCESSORS
ARTICLE 21. GENERAL PROVISIONS